    As filed with the Securities and Exchange Commission on January 29, 1996


                                     Securities Act registration no. 33-37668
                                     Investment Company Act file no. 811-6212
_____________________________________________________________________________


                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM N-1A
______________________________________________________________________________


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]
                         Post-Effective Amendment No. 6                   [X]

                                        and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]
                                 Amendment No. 8                          [X]
______________________________________________________________________________

                     UNIVERSAL CAPITAL INVESTMENT TRUST
                                 (Registrant)

                      One Oakbrook Terrace, Suite 708
                     Oakbrook Terrace, Illinois 60181

                      Telephone number:  708/932-3000

_______________________________________________________________________________

          James A. Dreher                      Janet D. Olsen
          Dreher & Associates, Inc.            Bell, Boyd & Lloyd
          Suite 708                            Suite 3300
          One Oakbrook Terrace                 70 West Madison Street
          Oakbrook Terrace, Illinois 60181    Chicago, Illinois  60602
                            (Agents for service)

          It is proposed that this filing will become effective:
          ___  immediately upon filing pursuant to paragraph(b)
          _X_  on January 31, 1996 pursuant to rule paragraph(b)
          ___  60 days after filing pursuant to rule paragraph(a)(1)
          ___  on (date) pursuant to rule paragraph(a)(1)
          ___  75 days after filing pursuant to paragraph (a)(2)
          ___  on (date) pursuant to paragraph (a)(2) of rule 485.


_______________________________________________________________________________
_______________________________________________________________________________


Registrant has previously elected to register under the Securities Act of
1933 an indefinite number of its shares of beneficial interest, without par value, of the series designated Universal Capital Growth Fund. Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant's Rule
24f-2 Notice for its fiscal year ended September 30, 1995 was filed on or about November 29, 1995.
_______________________________________________________________________________
_______________________________________________________________________________

             Page 1 of 181 sequential pages (including exhibits).
                   The index of exhibits is on page 55

                     UNIVERSAL CAPITAL INVESTMENT TRUST

               Cross-reference sheet pursuant to rule 495(a) of Regulation C

Item                      Location or Captionh
----                 -------------------------------

               Part A (Prospectus)
               ------------------

1(a) & (b)     Front cover

2(a)           Expense Information
  (b)-(c)      Not applicable

3(a)           Financial Highlights
 (b)           Not applicable
 (c) & (d)     Performance Information

4(a)(i)        The Trust and Its Shares
 (a)(ii)&(b)   Investment Objective and Policies; Investment Restrictions
 (c)           Investment Objective and Policies; Investment Risks

5(a)           Management of the Fund -- The Trustees
 (b)           Management of the Fund -- The Adviser and Distributor; Rear Cover
 (c)           Not applicable
 (d)           Rear Cover
 (e)           Expense Information; Management of the Fund --
                 The Adviser and Distributor
 (f)           Portfolio Transactions

5A             Not applicable**

6(a)           The Trust and Its Shares
 (b)-(d)       Not applicable
 (e)           Shareholder Services
 (f)           Dividends and Distributions
 (g)           Taxes

7              How to Purchase Shares
 (a)           How to Purchase Shares; Management of the Fund --
                 The Adviser and Distributor; Rear Cover
 (b)-(d)       How to Purchase Shares
 (e)-(f)       Management of the Fund -- Distribution Plan

8(a)-(d)       How to Redeem Shares

9              Not applicable

-----------------------------

**Registrant has elected to include the information called for by items 5A in its annual report to shareholders.

Item                      Location or Caption
----                 -------------------------------

               Part B (Statement of Additional Information)
               -------------------------------------------


10(a) & (b)    Front cover

11             Front cover

12             General Information

13(a)-(d)      Investment Objective; Investment Practices; Investment
               Restrictions

14(a)-(b)      Management
  (c)          Not applicable

15(a)          Not applicable
  (b) & (c)    Management

16(a)-(c)      Investment Advisory Services
  (d)          Fund Accounting Services
  (e)          Not applicable
  (f)          Distribution Plan
  (g)          Not applicable
  (h)          Custodian; Independent Auditors
  (i)          Transfer Agent

17(a)-(d)      Portfolio Transactions
  (e)          Not applicable

18             Not applicable

19(a)          Purchasing and Redeeming Shares
  (b)          Purchasing and Redeeming Shares; Financial Statements
  (c)          Purchasing and Redeeming Shares

20             Taxation

21(a)&(b)      Distributor
  (c)          Not applicable

22(a)          Not applicable
  (b)          Performance Information

23             Financial Statements

Item                     Location or Caption*
----                -----------------------------

                    Part C (Other Information)
                    -------------------------

24                  Financial statements and exhibits

25 Persons controlled by or under common control with registrant

26                  Number of holders of securities

27                  Indemnification

28                  Business and other connections of investment adviser

29                  Principal underwriters

30                  Location of accounts and records

31                  Management services

32                  Undertakings




-----------------------------

* References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

---------------------------------------
---------------------------------------
---------------------------------------
---------------------------------------
---------------------------------------
---------------------------------------

UNIVERSAL CAPITAL GROWTH FUND

--------------------------------------

Universal Capital Growth Fund (the "Fund"), a series of Universal Capital Investment Trust (the "Trust"), is a fully-managed, diversified, open-end mutual fund. The Fund's investment objective is to maximize capital appreciation primarily through investment in common stocks of companies which the Fund's investment adviser, Integrated Financial Services, Inc., believes have potential to increase earnings and are either undervalued or fairly valued.

This Prospectus, which should be read and retained for future reference, sets forth concisely the information an investor should consider before investing in the Fund. A Statement of Additional Information containing further information about the Fund has been filed with the Securities and Exchange Commission and may be obtained without charge by calling or writing the Fund at the telephone number or address listed below. The Statement of Additional Information bears the same date as this Prospectus and (together with any supplements thereto) is incorporated by reference into this Prospectus.
UNIVERSAL CAPITAL GROWTH FUND
ONE OAKBROOK TERRACE
SUITE 708
OAKBROOK TERRACE, ILLINOIS 60181-4793
(708) 932-3000

TABLE OF CONTENTS
--------------------------------

Highlights........................          2
Expense Information...............          3
Financial Highlights..............          3
Investment Objective and
 Policies.........................          4
Investment Risks..................          5
Investment Restrictions...........          5
How to Purchase Shares............          6
How to Redeem Shares..............          8
Shareholder Services..............         10
Dividends and Distributions.......         10
Taxes.............................         11
Management of the Fund............         11
Performance Information...........         12
Portfolio Transactions............         13
The Trust and Its Shares..........         13
Appendix - Letter of Intent.......         14

--------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESEN TATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE.

-------------------------------------------
-------------------------------------------
The date of this Prospectus is January 31, 1996

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HIGHLIGHTS

INVESTMENT OBJECTIVE

The investment objective of Universal Capital Growth Fund (the "Fund") is to maximize capital appreciation primarily through investment in common stocks of companies which the Fund's investment adviser, Integrated Financial Services, Inc., believes have potential to increase earnings and are either undervalued or fairly valued.

There can be no assurance that the Fund will achieve its objective.

INVESTMENT RISKS

The Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking to maximize capital appreciation through investment in securities. The Fund invests in both large and small companies. Investments in small, and often newer, companies involve greater risk than is customarily associated with more established companies. See "Investment Risks" and "Investment Objective and Policies" for a more complete description of the risks of investing in the Fund.

DIVIDENDS AND CAPITAL GAINS

All dividends from net investment income and net realized capital gains, if any, are paid to shareholders by the Fund at least annually. Distributions are automatically reinvested in additional shares at net asset value (without a sales charge) unless payment in cash has been requested. See "Dividends and Distributions."

PURCHASING SHARES

Shares of the Fund are sold with a front-end sales charge of 1.5% of the offering price, with reduced sales charges on larger investments. There is no sales charge on purchases of $250,000 or more or on reinvestment of distributions. See "How to Purchase Shares."

MINIMUM INVESTMENTS

The Fund's minimum account size is generally $500. However, an investor making an initial investment of $50 or more may take up to 12 months to reach the minimum account size. Each investment must be $50 or more except for reinvestment of distributions. There is no minimum account size for retirement plans. See "How to Purchase Shares."

REDEMPTION PRICE

Shares are redeemed at current net asset value, without charge. See "How to Redeem Shares."

EXPENSES OF THE FUND

The Fund pays a monthly advisory fee at the annual rate of 1% of the first $250 million of the Fund's average daily net assets. See "Management of the Fund -- The Adviser and Distributor." The Fund also pays the distributor monthly fees at annual rates aggregating .50% of the Fund's average daily net assets for shareholder servicing and for services in distributing Fund shares. See "Management of the Fund -- Distribution Plan."

INVESTMENT ADVISER

Integrated Financial Services, Inc.
One Oakbrook Terrace, Suite 708
Oakbrook Terrace, Illinois 60181-4793

DISTRIBUTOR

Dreher & Associates, Inc.
One Oakbrook Terrace, Suite 708
Oakbrook Terrace, Illinois 60181-4793
(708) 932-3000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
 (as a percentage of offering price)......      1.50%
Maximum Sales Load Imposed on Reinvested
 Dividends................................       None
Deferred Sales Load.......................       None
Redemption Fees...........................       None
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Advisory and Management Fees..............      1.00%
12b-1 Fees (b)............................       .50%
Other Expenses (after expense
 reimbursements) (a)......................       .50%
                                            ---------
Total Fund Operating Expenses (after
 expense reimbursements) (a)..............      2.00%

    (a) Takes into account the Adviser's voluntary undertaking to limit the Fund's annual ordinary operating expenses to 2% of the Fund's average daily net assets through December 31, 1996. "Other Expenses" and "Total Fund Operating Expenses" for the year ended September 30, 1995 would have been 1.2% and 2.7% respectively, without such limitation. You must pay the cost (currently $15) for payment of redemption proceeds by wire.

    (b) Includes a distribution fee of 0.25% and a service fee of 0.25%, all or a portion of which may be paid to brokers for continuing services to be provided to shareholders of the fund. Long-term shareholders may, as a result of the Fund's distribution plan, pay more than the economic equivalent of the maximum front-end sales charge. See "Management of the Fund -- Distribution Plan".

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                                 1 Yr.       3 Yrs.       5 Yrs.       10 Yrs.
                              -----------  -----------  -----------  -----------
                               $      35    $      77    $     122    $     246

The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund may bear directly or indirectly. The example assumes that the percentage amounts listed under Annual Fund Operating Expenses remain the same through each of the periods, all income dividends and capital gains distributions are reinvested in additional shares of the Fund, and the Fund's net assets remain constant. The example is not a representation of past or future expenses or investment performance. Reduced sales charges apply to purchases of $50,000 or more. See "How to Purchase Shares."

FINANCIAL HIGHLIGHTS

The table below shows the results of the Fund's operations for a share outstanding throughout each fiscal year ended September 30, and has been audited by Ernst & Young LLP, the Fund's independent auditors. This table should be read in conjunction with the Fund's financial statements and notes thereto which may be obtained at no charge by writing the Fund.

                                                                        1995    1994    1993    1992   1991(c)
                                                                       ------  ------  ------  ------  ------
Net asset value, beginning of period.................................  $12.47  $12.27  $11.38  $11.16  $10.00
Income from investment operations:
  Net investment income (loss)(a)....................................    (.10)   (.13)   (.04)    .11     .07
  Net realized and unrealized gain on investments....................    4.54     .96    1.39     .37    1.09
                                                                       ------  ------  ------  ------  ------
Total from investment operations.....................................    4.44     .83    1.35     .48    1.16
Less distribution to shareholder from:
  Net investment income..............................................     .00     .00     .11     .07     .00
  Realized gains on investments......................................     .63     .63     .35     .19     .00
                                                                       ------  ------  ------  ------  ------
Total distributions to shareholders..................................     .63     .63     .46     .26     .00
Net asset value, end of period.......................................  $16.28  $12.47  $12.27  $11.38  $11.16
                                                                       ------  ------  ------  ------  ------
                                                                       ------  ------  ------  ------  ------
TOTAL RETURN (b).....................................................  37.9%   7.5%    12.2%   4.3%    11.6%
Net assets, end of period (in thousands).............................  $8,149  $4,969  $4,892  $4,715  $3,031
Ratio of net expenses to average net assets (a)......................  2.0%    2.0%    2.0%    2.0%    2.0%*
Ratio of net investment income (loss) to average net assets (a)......  (0.8)%  (1.1)%  (0.4)%  1.2%    1.3%*
Portfolio turnover rate..............................................  158%    189%    186%    111%    126%*

------------------------------
*   Annualized
(a) After reimbursement and waiver of expenses by the Advisor of 0.7%, 1.1%, .9%, 1.3% and 1.3% of average net assets for 1995, 1994, 1993, 1992 and
    1991, respectively.
(b) Total return is not annualized for periods less than a full year and does not reflect the effect of any sales charges.
(c) For the period January 22, 1991 (commencement of operations) through September 30, 1991.

Note: Per share data for 1995, 1994 and 1993 was determined based on average shares outstanding.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

The investment objective of the Fund is to maximize capital appreciation. The realization of current income is not normally a consideration in the selection of securities for investment and the Fund is not designed for investors seeking income rather than capital appreciation. There can be no assurance that the Fund will achieve its objective. The Fund's investment objective may not be changed without shareholder approval.

TYPES OF SECURITIES

The Fund seeks capital appreciation primarily through investment in common stocks which the Adviser believes have potential to increase earnings and are either undervalued or fairly valued relative to earnings or potential earnings growth.

The Fund ordinarily invests on a long-term basis. However, from time to time, the Fund may invest on a short-term basis, or may sell within a few months securities purchased on a long-term basis because of the possibility of rapid security price fluctuations or a change in the circumstances of a particular company or industry or general market or economic conditions.

The Fund may invest in companies of all size capitalizations. Large capitalization companies (with total stock market capitalizations of $1 billion or more) selected by the Adviser will typically have demonstrated increasing sales and earnings and may have leadership positions in the markets in which they compete. Small capitalization companies may have recent favorable trends in revenue and earnings growth due to a product or service that offers the opportunity for substantial future growth in a specialized market. The Adviser believes that while investment in smaller companies offers the potential for substantial capital appreciation, there is a greater risk and volatility associated with the securities of small companies. The allocation of investments between large and small capitalization companies may vary greatly from time to time based on the Adviser's analysis of economic and market conditions.

The Fund expects that, under normal market conditions, at least 75% of the Fund's assets will be in common stocks of companies with potential to increase earnings. Subject to that limitation, the Fund may also invest in securities that the Adviser believes offer an opportunity for capital appreciation for reasons other than earnings growth.

The Fund also may invest in securities of unseasoned issuers, convertible securities (such as convertible bonds and convertible preferred stocks), warrants, options on securities, index options, financial futures contracts and foreign securities and at times may lend its portfolio securities. The Fund expects that no more than 5% of its net assets would be placed at risk in connection with any one category of such investments. A more thorough description of these investment practices and a discussion of their associated risks are contained in the Statement of Additional Information.

When the Adviser believes that the prevailing market conditions indicate that a temporary defensive position is warranted, or so that the Fund may receive a favorable return on any cash in its portfolio, the Fund may invest in short-term interest-bearing securities, U.S. Government securities, corporate debt securities, preferred stocks, certificates of deposit of commercial banks and repurchase agreements. Some of these investments may be medium or long term investment grade obligations (rated in one of the four highest by a nationally recognized rating agency) which, in the judgement of the Adviser, have the greatest potential for a high current return or capital appreciation. Securities rated in the fourth highest category are considered to have speculative characteristics. While the Fund maintains a temporary defensive position, investment income may be expected to be higher than if the Fund were invested in common stocks and may constitute a large portion of the return of the Fund. Moreover, during any such period the Fund probably will not

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
participate in market advances or declines to the extent that it would if it were fully invested in common stocks.

The Fund may sell short securities the Fund owns or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect the Fund against the risk of losses in the value of its portfolio securities because any subsequent unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any subsequent gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a gain on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. The Fund currently does not expect that more than 40% of the Fund's total assets would be subject to short sales against the box. For a more complete explanation, please refer to the Statement of Additional Information.

INVESTMENT RISKS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking to maximize capital appreciation through investment in securities. There can be no guarantee that the Fund will achieve its objective.

The Fund diversifies its securities holdings to reduce risk. Although risk cannot be eliminated, diversification reduces the impact of any single investment. The Fund may invest in both large and small companies. Investments in small, and often newer, companies involve greater risk than is customarily associated with more established companies. Smaller and newer companies often have limited product lines, markets, management personnel, research and/or financial resources. The securities of small companies, which may be thinly capitalized, may have more limited marketability and be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general.

Any investment by the Fund in medium or long term interest-bearing obligations has the risk of principal fluctuation due to changing interest rates and the ability of the issuer to repay the obligation at maturity. Certain risk factors are also associated with other investment practices of the Fund (none of which is expected to involve more than 5% of the Fund's assets), including investing in debt securities and securities of unseasoned issuers, engaging in futures and options transactions, and investing in foreign securities. Risk factors specific to those practices are explained more fully in the Statement of Additional Information. Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. The Fund's portfolio turnover rate for the fiscal year ended September 30, 1995 was 158% and is expected to continue to exceed 100% annually. A high rate of portfolio turnover results in increased transaction expenses and the realization of capital gains and losses. Please refer to the Statement of Additional Information for a more complete explanation.

INVESTMENT RESTRICTIONS

In pursuing its investment objective, the Fund will not:

1. As to 75% of its assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

2. Acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any issuer;

3. Invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

4. Borrow, except that the Fund may borrow up to 5% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary purposes, but not to increase portfolio income (reverse repurchase agreements shall be considered borrowings for purposes of this restriction) nor enter into transactions in options, or;

5. Purchase illiquid securities or securities of issuers (other than issuers of Federal agency obligations) which, including their predecessors, have been in operation for less than three years, if by reason of such purchase the value of the Fund's aggregate investment in such securities would exceed 5% of its total assets.

These are fundamental restrictions that cannot be changed without the approval of a "majority of the outstanding" voting securities of the Fund, as defined in the Investment Company Act of 1940. All of the Fund's investment restrictions are described in the Statement of Additional Information.

HOW TO PURCHASE SHARES

An Application is included with this Prospectus. A completed and signed Application is required for each new account opened, regardless of the method chosen for purchasing shares. Redemptions will not be permitted until a completed Application is on file and funds have been collected from the check used to purchase shares.

The Fund's minimum account size is generally $500. However, an investor making an initial investment of $50 or more may take up to 12 months from the date of the initial investment to reach that $500 minimum account size. Each investment must be $50 or more except for reinvestment of dividends and capital gains distributions. There is no minimum account size for retirement plans. See "Shareholder Services - Retirement Plans." These minimums may be changed at any time. The Fund reserves the right to reject any order for the purchase of its shares in whole or in part, and to suspend the sale of its shares to the public in response to conditions in the securities markets or otherwise. Generally, the Fund will not issue share certificates representing shares, although share certificates in full share amounts will be furnished without charge upon a shareholder's written request. Fractional shares, if any, will be carried on the books of the Fund without issuance of certificates.

METHODS OF PURCHASE

Shares of the Fund may be purchased from Dreher & Associates, Inc. ("Dreher"), the Fund's distributor, or from selected broker-dealers that have signed selling agreements with Dreher. Investments in the Fund may be made either by check or by wire. Please call the Fund at the number on the front cover of this prospectus for wiring instructions.

BY CHECK: Checks should be made payable to "Universal Capital Growth Fund" and mailed with the completed and signed Application to an authorized investment dealer or directly to:

    Universal Capital Growth Fund
    c/o Dreher & Associates, Inc.
    One Oakbrook Terrace
    Suite 708
    Oakbrook Terrace, Illinois 60181-4793

All checks should be drawn on U.S. banks in U.S. dollars in order to avoid fees and delays. A charge (currently $15) may be imposed if any check submitted for investment does not clear.

PURCHASES BY EXISTING SHAREHOLDERS

If a shareholder's account with the Fund is already established and an investment dealer is recorded for such account, subsequent orders for shares may be either mailed directly to Universal Capital Growth Fund, c/o Dreher &
Associates, Inc., at the address shown above, or purchased through the shareholder's own authorized investment dealer. A check should be enclosed made payable to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
"Universal Capital Growth Fund," along with information identifying the shareholder and the shareholder's account number.

OFFERING PRICE

Except as otherwise described below under "Sales Commission Waiver," shares in the Fund are offered at the public offering price, which is the net asset value per share next determined after a properly completed order is received by the Fund plus a sales commission. Orders received after the close of regular session trading on the New York Stock Exchange (ordinarily 3:00 p.m., Chicago time) will be processed the next business day. The table below shows the sales commission at various investment levels.

                             SALES COMMISSION TABLE

                                                                       % of
                                             Paid by Investor        Offering
                                          -----------------------      Price
                                          As a % of    As a % of    Retained by
                                          Offering    Net Amount      Selling
               Investment                   Price      Invested       Dealer
----------------------------------------  ---------   -----------   -----------
Less than $100,000......................    1.50%        1.53%      1.75%(a)
$100,000 but less than $250,000.........    1.00%        1.01%      1.25%(a)
$250,000 or more........................    NONE         NONE        .25%(a)(b)

------------------------------
(a) Amount retained by selling dealer in excess of the sales commission paid by the investor is paid by the Fund's distributor from its own resources, including amounts received pursuant to the Fund's distribution (12b-1) plan.
(b) Paid by the Fund's distributor to the selling dealer six months after investment only if the shares purchased have not been redeemed.

Under certain circumstances, Dreher may reallow up to the entire sales commission to dealers. Dealers who receive 90% or more of the sales commission are deemed to be underwriters under the Securities Act of 1933. Dreher may from time to time conduct promotional campaigns in which incentives would be offered to dealers who meet or exceed stated target sales of shares of the Fund. The cost of any such promotional campaign, including any incentives offered, would be borne entirely by Dreher and would have no effect on either the public offering price of Fund shares or the percentage of the public offering price retained by the selling dealer. The cost of any such promotional campaign is not intended to be among the items for which the Distributor receives compensation under the Fund's Distribution Plan. See "Management of the Fund - Distribution Plan." At various times Dreher may also implement programs under which Dreher will reallow, to all dealers or to dealers that meet uniformly applied targets for sales of shares of the Fund, an amount not exceeding the total applicable sales charges on the sales generated by the dealer at the public offering price during such programs.

SALES COMMISSION WAIVER

The following persons or entities may purchase shares of the Fund at net asset value without payment of any sales commission: (a) employees and registered representatives of Dreher and its affiliates or broker-dealers with selling group agreements with Dreher; (b) spouses and minor children of such persons;
(c) trustees of the Fund; (d) investment advisory clients of the Adviser; (e) any trust, pension, profit sharing, or other benefit plan account for the benefit of any person listed in (a), (b), (c) or (d) above; and (f) companies exchanging shares with the Fund pursuant to a merger, acquisition or exchange offer; and (g) clients of registered investment advisers and certified financial planners who in each case either pay a fee for financial planning, investment advisory or asset management services, or receive such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed.

An investor may purchase shares of the Fund at net asset value, without a sales commission, by certifying (on a form available from the Distributor) that the amount invested represents the proceeds of redemption, within the preceding 60 days, of shares of another mutual fund as to which the investor paid a sales commission.

Dividends and distributions paid by the Fund are reinvested in shares of the Fund at net asset value without the payment of any sales commission, or an

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investor  may  elect  to  receive  dividends  and  distributions  in  cash.  See
"Dividends and Distributions."

RIGHTS OF ACCUMULATION

The reduced sales charges and offering prices set forth in the "Sales Commission Table" may apply to subsequent purchases aggregated pursuant to a right of accumulation privilege. With the right of accumulation privilege, investors are permitted to purchase additional shares at the reduced sales charge and public offering price applicable to the total of (a) the dollar amount then being purchased, plus (b) an amount equal to the greater of (i) the then current net asset value of aggregate holdings of shares of the Fund owned by the investor, the investor's spouse, children of the investor or spouse for whom the investor or spouse is custodian of such investment, Individual Retirement Account (IRA) or other qualified plan of the investor or the investor's spouse, or any revocable trust of which the grantor and principal beneficiary is the investor or the investor's spouse, or (ii) the aggregate amount invested by the foregoing in shares of the Fund. Although no sales charge or a reduced sales charge may be applicable to a subsequent purchase, no refund of a sales charge previously paid will be made by reason of subsequent purchases. Shareholders desiring to receive the benefit of such right must, at the time of each purchase, give the Distributor sufficient information to permit confirmation of qualification. See the Application enclosed with this Prospectus for additional details.

LETTER OF INTENT

An investor intending to make additional investments in Fund shares may qualify for reduced sales commissions by electing on the purchase application to purchase pursuant to a Letter of Intent. The sales commission on each investment then is computed at the rate that would apply to the intended aggregate investment over a thirteen month period. The provisions applicable to a Letter of Intent are set out in an appendix to this Prospectus.

NET ASSET VALUE

The net asset value per share of the Fund is determined as of the close of regular session trading on the New York Stock Exchange (ordinarily 3:00 p.m., Chicago time) each day that exchange is open for trading by dividing the value of all securities and other assets of the Fund, less its liabilities, by the number of shares of the Fund outstanding.

Securities held by the Fund are valued on the basis of market valuation. Securities and other assets for which market values are not readily available are valued at a fair value as determined in good faith by a method the board of trustees believes represents a fair value. For a more complete explanation, please refer to the Statement of Additional Information.

HOW TO REDEEM SHARES

Shares of the Fund will be redeemed at the net asset value next determined after receipt of a redemption request in good form on any day the New York Stock
Exchange is open for trading. Requests received after the close of regular session trading on the New York Stock Exchange for that day (ordinarily 3:00 p.m., Chicago time) will be processed the next business day.

The redemption price per share may be more or less than the shareholder's cost depending upon the value of the Fund's investment securities at the time of redemption. The Fund imposes no redemption fee, although a shareholder must pay a charge for payment of redemption proceeds by wire. An authorized dealer may charge a fee for processing a redemption request on behalf of a shareholder. Redemption of Fund shares is a taxable transaction.

PLEASE TELEPHONE THE FUND IF YOU HAVE ANY QUESTIONS ABOUT REQUIREMENTS FOR A REDEMPTION BEFORE SUBMITTING A REQUEST. You may not cancel or revoke your redemption request once your instructions have been received and accepted.

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REDEMPTION BY MAIL

A written request for redemption (and a properly endorsed share certificate, if issued) must be received by the Fund to constitute a valid redemption request.

The redemption request must:

1. specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;

2.  be signed by all owners exactly as their names appear on the account; and

3. include a signature guarantee for each signature on the redemption request by Dreher & Associates, Inc., by a securities firm that is a member of the New York Stock Exchange or by a bank, savings bank, credit union, savings and loan association or other entity that is authorized by applicable state law to guarantee signatures.

In the case of shares held by a corporation, the redemption request must be signed in the name of the corporation by an officer whose title must be stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act may be required. In the case of a trust or partnership, the signature must include the name of the registered shareholder and the title of the person signing on its behalf. Under certain circumstances, before shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

EXPEDITED REDEMPTION

Unless share certificates have been issued, a shareholder may have redemption proceeds of at least $5,000 wired directly to a domestic commercial bank account or brokerage account that the shareholder has previously designated. Normally, such payments will be transmitted no later than the second business day following receipt of your written redemption request (provided redemptions may be made under the general criteria set forth below). A service charge (currently $15) for payment of redemption proceeds by wire will be deducted from the proceeds. The service charge will not be changed without 30 days prior written notice to shareholders.

GENERAL

Shares of the Fund may not be redeemed until funds from the check used to purchase the shares has been collected, which is usually no more than 15 days after purchase. A shareholder may avoid this delay by purchasing shares in such a way that the Fund receives immediate payment for the purchase, such as by wire transfer of funds or payment by a certified or cashier's check. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission.

Due to the relatively high cost of handling small accounts, the Fund reserves the right, upon 60 days written notice, to redeem, at net asset value, the shares of any shareholder (other than a retirement plan) whose account with the Fund which is more than 12 months old has a value of less than $500, unless the reduction in value to less than $500 was the result of market fluctuation. Retirement plan accounts are not subject to this minimum account value requirement. See "Shareholder Services - Retirement Plans."

Shareholders may redeem shares and later reinvest the proceeds into the Fund at the then current net asset value (without payment of a new sales commission) provided that the reinvestment is made within 6 months of the redemption. This redemption-reinvestment privilege is limited to two reinvestments per person per calendar year. This limit helps keep the Fund's asset base stable and reduces administrative expenses. For purposes of the two reinvestment limit, accounts under common ownership or control, including accounts with the same taxpayer identification number, will be aggregated. The Fund reserves the right to terminate or modify this reinvestment privilege in the future. If you sell at a loss and reinvest within 91 days, the loss attributable to any sales charge must be deferred for the shareholder's tax purposes.

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                                                                               9
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SHAREHOLDER SERVICES

Inquiries regarding the Fund should be addressed to Universal Capital Growth Fund, One Oakbrook Terrace, Suite 708, Oakbrook Terrace, Illinois 60181-4793. Telephone inquiries may be made at (708) 932-3000.

SHAREHOLDER ACCOUNTS

Each shareholder of the Fund receives quarterly account statements showing transactions in shares of the Fund and the total account balance of Fund shares. A confirmation will be sent to the shareholder upon purchase, redemption, dividend reinvestment and change of shareholder address.

RETIREMENT PLANS

The Fund  may  be used  as  an  investment for  Individual  Retirement  Accounts
("IRA"), profit sharing or pension plans, Section 401(k) plans, Section 403(b)(7) plans in the case of employees of public school systems and certain nonprofit organizations, and certain other qualified plans. A master IRA plan and information regarding plan administration, fees and other details are available from Dreher and authorized broker-dealers. The Fund's minimum investment and minimum account value requirements do not apply to retirement plan accounts.

AUTOMATIC INVESTMENT PLAN

Shares may be purchased by automatic monthly transfer of funds ($50 minimum per month) from a shareholder's checking, bank money market, NOW account, or savings account by electronic transfer through the Fund's Automatic Investment Plan.

Through the Automatic Investment Plan, the bank account designated by the shareholder will be debited on the date selected by the shareholder or the next business day, if the date selected is not a business day. Shares of the Fund will be purchased on the date funds are actually received by the Fund's custodian bank.

To sign up for the plan, new investors in the fund should complete the Automatic Investment Plan section in the fund's application and attach a voided check to the application. Existing shareholders of the fund may sign up for the Plan by calling the fund or an authorized broker/dealer for a separate Automatic Investment Plan Application.

Only  an  account at  a  domestic financial  institution  which is  an Automated
Clearing House member may be used for the Automatic Investment Plan. Participation in the Automatic Investment Plan may be changed or terminated only upon written notice, which will be effective within five business days after receipt of the notice by the Fund from the distributor or an authorized broker/dealer. The Fund may modify or terminate the Automatic Investment Plan at any time or charge a service fee, although no such fee currently is contemplated. A charge (currently $15) may be imposed if an electronic transfer does not clear. Normal sales commissions apply to the purchase of shares through the Automatic Plan.

SYSTEMATIC WITHDRAWAL PLAN

Shareholders may request that the Fund redeem shares monthly or quarterly in specified dollar amounts. For example, a shareholder might request that enough shares be redeemed to pay $200 per month.

Investors may initiate the Systematic Withdrawal Plan for a non-IRA account with an initial investment of $25,000 or more, or at any time after the initial investment if the value of the investor's account is $25,000 or more. An IRA account must have a balance of at least $10,000 to begin a Systematic Withdrawal Plan. The minimum periodic withdrawal amount is $100. Withdrawal proceeds are likely to exceed dividends and distributions paid on shares in the account and therefore may deplete and eventually exhaust the account. The periodic payments are proceeds of redemption and are taxable as such. A shareholder normally should not purchase shares while participating in the systematic withdrawal plan if the additional investment would be subject to a sales charge.

DIVIDENDS AND DISTRIBUTIONS

Shareholders may receive two kinds of distributions from the Fund: dividends and capital gains. All

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10
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dividends  and capital  gains distributions are  paid in the  form of additional shares credited to the shareholder's account at the net asset value per share next computed after the dividend or distribution is payable to shareholders
(without a sales charge) unless the shareholder requested on the account application or in writing that distributions be made in cash. All dividends from net investment income and net realized short-term and long-term capital gains, if any, are paid to shareholders by the Fund at least annually. The Fund will
not   change  the  way   in  which  shareholders   may  reinvest  dividends  and
distributions without giving shareholders at least 30 days written notice.

If two consecutive dividend checks from the Fund are returned as undeliverable, the undelivered dividends will be invested in additional shares of the Fund at the current net asset value and the account will be designated as a dividend reinvestment account.

TAXES

The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and thus not be subject to federal income taxes on amounts which it distributes to shareholders.

You may realize a capital gain or capital loss when you redeem (sell) shares. The federal tax treatment may depend on how long you owned the shares and on your individual tax position. You may be subject to state and local taxes on your investment in the Fund, depending on the laws of your home state and locality.

Dividends and distributions paid by the Fund are subject to taxation as of the date of payment, except that distributions declared in October, November or December to shareholders of record in one of those months will be treated as received by shareholders on December 31 of the year they are declared, provided they are paid prior to February 1 of the next year.

You will be advised annually as to the source of your distributions for tax purposes. If you are not subject to income taxation, you will not be required to pay tax on amounts distributed to you.

The Fund is currently required by law to withhold 31% of reportable payments (which may include redemptions, capital gains distributions and other taxable distributions, if any) paid to any non-exempt shareholder who has failed to certify to the Fund that the social security or taxpayer identification number provided to the Fund is correct and that the shareholder is not subject to backup withholding. Please refer to the Statement of Additional Information for a more complete explanation.

MANAGEMENT OF THE FUND

THE TRUSTEES

The board of trustees of Universal Capital Investment Trust has overall responsibility for the conduct of the affairs of the Fund. The trustees serve indefinite terms of unlimited duration. The trustees appoint their own successors, provided at least two-thirds of the trustees, after such appointment, have been elected by the shareholders. A trustee may be removed with or without cause upon the written declaration of a majority of the trustees or by the declaration in writing or vote of two-thirds of the Trust's outstanding shares.

THE ADVISER AND DISTRIBUTOR

The Fund's investments are managed by its investment adviser, Integrated Financial Services, Inc. (the "Adviser"). The Fund's investment objective and policies were developed by James A. Dreher, chairman of the Trust, and Nicholas
J. Biscan, president of the Trust. Mr. Dreher and Mr. Biscan have been co-managers of the Fund's portfolio since the Fund's inception. Mr. Dreher has been president and chief executive officer of the Adviser since 1985, and president of Dreher & Associates, Inc., the Fund's distributor, since 1980. Mr. Biscan has been vice-president of the Adviser since 1990 and Director of Investment Analysis for Dreher & Associates since 1987.

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The Fund's  distributor, Dreher  &  Associates, Inc.,  is  an affiliate  of  the
Adviser and is owned by Mr. Dreher, Richard H. Burgess and Patricia M. Ellington. Mr. Burgess and Ms. Ellington are trustees of the Trust. Dreher & Associates, Inc. was formed in 1980 and since inception has sold over $550 million in equity and income oriented mutual funds. Mr. Dreher formed Integrated Financial Services, Inc. in 1985. The Fund is the only mutual fund for which the Adviser acts as investment adviser.

Subject to the overall authority of the board of trustees, the Adviser furnishes continuous investment supervision and management to the Fund under a management agreement and also furnishes office space, equipment and management personnel. For these services the Adviser receives from the Fund a fee accrued daily and paid monthly at the annual rate of 1.0% of the first $250 million of the Fund's average daily net assets and .75% of average daily net assets in excess of $250 million. These rates are higher than those paid by most other mutual funds.

The management agreement also provides that the total annual expenses of the Fund, exclusive of taxes, interest, extraordinary litigation expenses and brokers' commissions and other charges relating to the purchase and sale of securities but including fees paid to the Adviser and fees paid pursuant to the Distribution Plan, shall not exceed the limits, if any, prescribed by any state in which shares of the Fund are being sold or are qualified for sale, and the Adviser has agreed to reimburse the Fund for any such expenses in excess of such limits. In addition, the Adviser has voluntarily undertaken to limit the ordinary operating expenses of the Fund to 2.0% of the Fund's average daily net assets through December 31, 1996. Subject to those expense limitations, the Fund pays all of its operating expenses not specifically assumed by the Adviser.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 whereby the Fund pays to Dreher an annual service fee of .25% and an annual sales compensation fee of .25%, both accrued daily and paid monthly and based on the Fund's daily net assets. In return, Dreher bears all expenses incurred in the distribution and promotion of the Fund's shares, including the printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, and other distribution related expenses, including service fees, at an annual rate of up to .25% and distribution fees for ongoing services by the broker to the shareholder of up to an additional .25% of average net assets, paid to broker-dealers who have executed selling group agreements with Dreher. The expenses incurred by Dreher may be more or less than the distribution fees paid to Dreher by the Fund.

PERFORMANCE INFORMATION

The Fund may quote total return figures from time to time in advertisements, sales literature and otherwise. "Total Return" for a period is the percentage change in value during a period of an investment in Fund shares, including the value of all shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period. All of these calculations assume the reinvestment of dividends and distributions in additional shares of the Fund. Quotations of Average Annual Total Return will take into account the effect of any sales charge on the amount available for investment; quotations of Total Return will indicate whether the effect of the sales charge is included. Income taxes owed by the shareholder are not taken into account. Please refer to the Statement of Additional Information for a more complete explanation.

In advertising and sales literature, the Fund's performance may be compared with that of market indices and other mutual funds, comparative performance as computed in a ranking determined

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by Lipper Analytical Services,  Inc., an independent  service that monitors  the performance of over 2,000 mutual funds, or that of another service.

Performance of the Fund will vary from time to time, and past results are not necessarily indicative of future results. Performance information supplied by the Fund may not provide a basis for comparison with other investments using different reinvestment assumptions or time periods.

More information about the Fund's performance is included in the annual report to shareholders, which may be obtained from the Fund upon request at no charge.

PORTFOLIO TRANSACTIONS

Consistent with the Fund's policy of obtaining the best combination of net price and execution on portfolio transactions, the trustees have determined that portfolio transactions for the Fund may be executed through Dreher if, in the judgment of the Adviser, the use of Dreher is likely to result in a combination of net price and execution at least as favorable to the Fund as that available from other qualified brokers and if, in such transactions, Dreher charges the Fund commission rates consistent with those charged by Dreher to comparable unaffiliated customers in similar transactions.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable combination of net price and execution available and such other policies as the trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

THE TRUST AND ITS SHARES

The Fund is a series of Universal Capital Investment Trust, a Massachusetts business trust organized on October 18, 1990, and is an open-end diversified management investment company.

SHARES

Under the terms of the Declaration of Trust, the Trust may issue an unlimited number of shares of beneficial interest without par value in one or more series (funds). While only shares of a single series (the Fund) are presently being offered, the Trustees may authorize the issuance of additional funds if deemed desirable, each with its own investment objective, policies and restrictions. All shares issued will be fully paid and non-assessable.

The Fund's shares are entitled to participate pro rata in any dividends and other distributions declared by the Trust's board of trustees with respect to shares of the Fund. All shares of the Fund have equal rights in the event of liquidation of the Fund.

Under Massachusetts law, the shareholders of the Trust may, under certain circumstances, be held personally liable for the Trust's obligations. However, the Trust's Declaration of Trust disclaims liability of the shareholders, trustees, and officers of the Trust for acts or obligations of a fund, which are binding only on the assets and property of the fund. The Declaration of Trust requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of the Fund's assets of all losses and expenses of any Fund shareholder held personally liable for the Fund's obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself is unable to meet its obligations.

VOTING RIGHTS

Each share has one vote and fractional shares have fractional votes. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called (including by the holders of at least 10% of the Fund's outstanding shares) for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory agreement. On any matters submitted to a vote of shareholders, shares are voted by individual series and not in the aggregate, except when voting in the aggregate is required by the 1940 Act or other applicable law.

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Shares  of the  Fund are not  entitled to vote  on any matter  not affecting the
Fund. All shares of the Trust vote together in the election of trustees.

APPENDIX - LETTER OF INTENT

By checking "Letter of Intent" on the Application and signing the Application, a shareholder agrees to the following:

1. ESCROW PROVISIONS. Out of the shareholder's initial purchase (or subsequent purchases if necessary) 5% of the specified dollar amount of the Letter will be held in escrow in the shareholder's account. All dividends and capital gains distributions on the escrowed shares will be paid directly to the shareholder or credited to his account.

2. COMPLETION. When the shareholder's total purchases made at offering prices pursuant to this Letter plus his Accumulation Credit equal the amount specified on the face of this Letter, the escrowed shares will be released.

3. RETROACTIVE PRICE ADJUSTMENT. If the shareholder's total purchases through the Dealer pursuant to this Letter plus the shareholder's Accumulation Credit exceed the specified amount of this Letter and an equal amount which would qualify for a further quantity discount, a retroactive price adjustment will be made as of the expiration date of this Letter by Distributor and the Dealer for all purchases made pursuant to this Letter to reflect such further quantity discount. The resulting difference in offering price will be applied to the purchase of additional shares for the shareholder's account at the offering price then applicable to a single purchase of the dollar amount of his total purchases hereunder. As part of such adjustment, Dealer shall return to Distributor the excess of commission previously allowed or paid to Dealer over that which would be applicable to the actual amount of the shareholder's aggregate purchases. Such adjustment does not apply to the sales charge applicable to the shares valued in the shareholder's Accumulation Credit. If at the time of such adjustment a broker-dealer other than the Dealer is purchasing shares for the shareholder's account, the adjustment will be made only with respect to those shares purchased through such broker-dealer.

4. NON-COMPLETION. The shareholder makes no commitment to purchase additional shares. However, if total purchases pursuant to this Letter plus the Accumulation Credit are less than the specified amount of this Letter, an appropriate number of the escrowed shares will be redeemed in order to realize an amount equal to the difference in the dollar amount of sales charges actually paid and the amount of sales charges that the shareholder would have paid on those aggregate purchases if the total of such purchases had been made at a single time. Any escrowed shares remaining after redemption as provided in this paragraph, together with any excess cash proceeds of the redeemed shares, will be credited to the shareholder's account. The shareholder hereby consents to the redemption of any or all escrowed shares as described in this paragraph.

--------------------------------------------------------------------------------

-------------------------------------------
-------------------------------------------
-------------------------------------------
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-------------------------------------------
-------------------------------------------

INVESTMENT ADVISER
Integrated Financial Services, Inc.
One Oakbrook Terrace, Suite 708
Oakbrook Terrace, Illinois 60181-4793

DISTRIBUTOR
Dreher & Associates, Inc.
One Oakbrook Terrace, Suite 708
Oakbrook Terrace, Illinois 60181-4793
(708) 932-3000

CUSTODIAN
UMB Bank, N.A.
P.O. Box 419226
Kansas City, Missouri 64141

TRANSFER AGENT
Jones and Babson, Inc.
2440 Pershing Road
Kansas City, Missouri 64108

COUNSEL
Bell, Boyd & Lloyd
Chicago, Illinois

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, Illinois

NO DEALER, SALESMAN OR ANY OTHER PERSON IS AUTHORIZED, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, TO ACT AS AGENT FOR UNIVERSAL CAPITAL GROWTH FUND, NOR IS ANY PERSON AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN SUPPLEMENTARY INFORMATION OR IN SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY UNIVERSAL CAPITAL GROWTH FUND AND NO PERSON IS ENTITLED TO RELY UPON ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN OR THEREIN.

                                   UNIVERSAL
                                    CAPITAL
                                     GROWTH
                                      FUND
                                   PROSPECTUS
                                     -------------------------------------------
                                JANUARY 31, 1996
-------------------------------------------
-------------------------------------------

Statement of Additional Information                          January 31, 1996
UNIVERSAL CAPITAL GROWTH FUND
A series of Universal Capital Investment Trust

_____________________________________________________________________________
_____________________________________________________________________________


One Oakbrook Terrace, Suite 708
Oakbrook Terrace, Illinois  60181-4793
(708) 932-3000

This Statement of Additional Information relates to Universal Capital Growth Fund (the "Fund"), a series of Universal Capital Investment Trust (the "Trust"). It is not a prospectus, but provides information that should be read in conjunction with the Fund's prospectus dated January 31, 1996 and any supplements to the prospectus, and the Fund's annual report for the year ended September 30, 1995, a copy of which accompanies this Statement of Additional Information. The prospectus and additional copies of the annual report may be obtained without charge by writing or telephoning the Fund at the address or telephone number set forth above.

_____________________________________________________________________________
_____________________________________________________________________________


                                  TABLE OF CONTENTS

                                                                      PAGE
General Information. . . . . . . . . . . . . . . . . . . . . . . . .   2
Investment Objective . . . . . . . . . . . . . . . . . . . . . . . .   2
Investment Practices . . . . . . . . . . . . . . . . . . . . . . . .   2
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . .   7
Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
Investment Advisory Services . . . . . . . . . . . . . . . . . . . .  12
Distributor. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
Distribution Plan. . . . . . . . . . . . . . . . . . . . . . . . . .  14
Purchasing and Redeeming Shares. . . . . . . . . . . . . . . . . . .  15
Performance Information. . . . . . . . . . . . . . . . . . . . . . .  16
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . .  18
Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
Custodian. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
Transfer Agent . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
Fund Accounting Services . . . . . . . . . . . . . . . . . . . . . .  22
Independent Auditors . . . . . . . . . . . . . . . . . . . . . . . .  23
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .  23

_____________________________________________________________________________
_____________________________________________________________________________

                               GENERAL INFORMATION

Universal Capital Growth Fund began operations on January 23, 1991. The Fund is a series of Universal Capital Investment Trust.

                            INVESTMENT OBJECTIVE

The Fund's investment objective is to maximize capital appreciation. The realization of current income is not normally a consideration in the selection of securities for investment and the Fund is not designed for investors seeking income rather than capital appreciation. There can be no assurance that the Fund will achieve its objective. The Fund's objective may not be changed without shareholder approval.

                           INVESTMENT PRACTICES

The following policies and limitations supplement those set forth in the Prospectus. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

DEBT SECURITIES

As described in the Prospectus, the Fund may make substantial temporary investments in fixed-income obligations provided they are of investment-grade quality. For this purpose investment-grade obligations are considered to be those which are rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Corporation. Securities rated in the lowest of the investment grade categories are considered to have speculative characteristics.

WARRANTS

The Fund may invest up to 5% of the value of its net assets at the time of purchase in warrants (not including those acquired in units or attached to other securities), including up to 2% of the value of its net assets in warrants not listed on the New York or American stock exchanges. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant may have a life ranging from less than a year to twenty years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may tend to be greater than the percentage increase or decrease in the value of the underlying common stock.

FOREIGN SECURITIES

The Fund may invest up to 5% of its net assets in foreign securities. For the purpose of calculating the 5% limitation, foreign securities do not include American Depository Receipts (ADRs) or securities guaranteed by a United States person. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. All foreign securities acquired by the Fund will be listed on a stock exchange.

Investment in foreign securities may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

Although the Fund intends to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

To the extent positions in portfolio securities are denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

OPTIONS AND FUTURES

In order to provide additional revenue, or to hedge against changes in security prices or interest rates, the Fund may purchase and write (sell) both call options and put options on securities and on indexes and may enter into interest rate and index futures contracts and options on such futures contracts.

OPTIONS. An option on a security (or index) is a contract that gives the holder, in return for a premium, the right to buy (call) from or sell (put) to the option seller (writer) the security (or the cash value of the index) underlying the option at a designated price during the term of the option (normally not exceeding nine months). The Fund may write a call option only if the option is "covered" by the Fund's holding a position, in the underlying security or otherwise, which would allow immediate satisfaction of its obligation. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

The Fund may write puts only if they are "secured." A put is "secured" if the Fund (i) maintains in a segregated account with the custodian cash or U.S. Government securities or other appropriate high-grade debt obligations with a value equal to the exercise price or (ii) holds a put on the same underlying security at an equal or greater exercise price. When the Fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Fund at the exercise price at any time during the option period. The Fund may purchase a put on the underlying security to effect a "closing purchase transaction," except in those circumstances, which are believed by the Adviser to be rare, when it is unable to do so.

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

The Fund will only enter into options that are standardized and traded on a U.S. exchange or board of trade, or similar entity, or quoted on NASDAQ. When the Fund writes an over-the-counter option, there is no assurance that the Fund will be able to enter into a closing purchase transaction.
It may not always be possible for the Fund to negotiate a closing purchase transaction with the same dealer for the same exercise price and expiration date as the option which the Fund previously had written. Although the Fund may choose to purchase an option from a different dealer, the Fund would also be subject to the additional credit risk of such dealer. If the Fund as a writer of a covered call option is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or until it delivers the underlying security upon exercise. It is the position of the staff of the Securities and Exchange Commission that over-the-counter options are illiquid securities.

FUTURES. The Fund may also engage in futures transactions. An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as U.S. Treasury bonds) at a specified price and time. A futures contract on a index is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract was originally written. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, a futures contract is closed out prior to delivery by entering into an offsetting transaction in a matching futures contract.

The Fund may also purchase and write call and put options on futures contracts ("futures options"). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund will limit its use of futures contracts and futures options to hedging transactions to the extent required to do so by regulatory authorities. For example, the Fund might use futures contracts to hedge against fluctuations in the general level of stock prices or anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. The Fund's hedging may include sales of futures contracts as an offset against the effect of expected declines in stock prices or increases in interest rates and purchases of futures contracts as an offset against the effect of expected increases in stock prices or declines in interest rates.


There are several risks associated with the use of futures contracts and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and the portfolio securities being hedged. Successful hedging depends on the Adviser's ability to predict correctly changes in the level and the direction of stock prices, interest rates, and other market factors. An incorrect prediction could result in a loss on both the hedged securities in the Fund's portfolio and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted.
In addition, because of the low margin deposits required, futures trading involves a high degree of leverage.(1)/ As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. A purchase or sale of a futures contract may result in losses in excess of the amount of the margin deposit.
However, in the absence of the ability to hedge, the Fund might have taken portfolio actions in anticipation of the same events with similar investment results but, presumably, at greater transaction costs.


There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. This may prevent the Fund from liquidating an unfavorable position and the Fund would be exposed to possible loss on the position during the interval of inability to close and would continue to be required to meet margin requirements until the position is closed. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.

The Fund will only enter into futures contracts or futures options that are standardized and traded on a U.S. exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund will not enter into a futures contract or purchase a futures option if immediately thereafter the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money, (2)/ would exceed 5% of the Fund's net assets.

PORTFOLIO TURNOVER

Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The Fund's portfolio turnover rate for the fiscal year ended September 30, 1995 was 158%, and is expected to continue to be in excess of 100% annually. A high rate of portfolio turnover results in increased transaction expense, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for Federal income tax purposes. See "Investment Risks" and "Dividends and Distributions" in the Prospectus.

SHORT SALES


The Fund may sell securities short "against the box," that is: (1) enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns; and (2) enter into arrangements with the broker-dealers through which such securities are sold

---------------------------

(1)/ "Margin" is the fraction of the value of the contract that the Fund must actually deposit in order to invest in a futures contract. The use of margin creates "leverage," which provides an opportunity for greater total return but correspondingly increases the risk of loss. The margin deposit requirement applicable to futures contracts is generally only 10% or less of the value of the contract. For comparison, the margin deposit requirementapplicable to securities is generally 50%. The Fund does not purchase securities on margin.

(2)/ A call option is "in-the-money" if it can be exercised at a price less than the current trading price of the underlying security. A put option is "in-the-money" if it can be exercised at a price greater than the current trading price of the underlying security.

short to receive income with respect to the proceeds of short sales during the period the Fund's short positions remain open. The Fund may make short sales of securities only if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

In a short sale against the box, the Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. The Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

Short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

Short sale transactions of the Fund involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. In determining the number of shares to be sold short against the Fund's position in the convertible securities, the anticipated fluctuation in the conversion premiums is considered. The Fund will also incur transaction costs in connection with short sales. Certain provisions of the Internal Revenue Code may limit the degree to which the Fund is able to enter into short sales. See "Taxation." The Fund does not currently expect that more than 40% of the Fund's total assets would be involved in short sales against the box.

REPURCHASE AGREEMENTS

As part of its strategy for the temporary investment of cash, the Fund may enter into "repurchase agreements" or "reverse repurchase agreements" pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Fund holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit the Fund to earn interest on assets awaiting long term investment. The Fund requires continuous maintenance by the custodian for the Fund's account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. The Fund does not intend to invest in repurchase agreements maturing in more than seven days, which are considered illiquid securities.

In a reverse repurchase agreement, the Fund temporarily transfers possession of an instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including interest payment. At all times that a reverse repurchase agreement is outstanding, the Fund will maintain cash and liquid securities in a segregated account at its custodian bank with a value at least equal to its obligation under the agreement. Securities and other assets held in the segregated account may not be sold while the reverse repurchase agreement is outstanding, unless other suitable assets are substituted. Reverse repurchase agreements are included in the Fund's fundamental limitations regarding borrowings, and may only be entered into for temporary or emergency purposes.

LENDING PORTFOLIO SECURITIES

In order to generate additional income, the Fund may from time to time lend securities from its portfolio with a value not exceeding 5% of its net assets, to brokers, dealers and financial institutions such as banks and trust companies for which it will receive collateral in cash, U.S. Government securities or irrevocable letters of credit that will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. Cash collateral will be invested in short term securities, which will increase the current income of the Fund. Such loans will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and rights to interest or other distributions. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans. The lending of portfolio securities exposes the Fund to the risk of failure by the borrower to return the securities involved in such transactions, in which event the Fund may incur a loss. In an effort to reduce that risk, the Adviser will monitor the creditworthiness of the firms to which the Fund lends portfolio securities.

INVESTMENT RESTRICTIONS


The Fund operates under the following investment restrictions. The Fund may not (except as indicated):

(i) as to 75% of its assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

(ii) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer;

(iii) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(iv) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that it may enter into futures and options on futures);

(v) make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements or
(c) lending portfolio securities;


----------------------------

(3)/ In addition, as long as Fund shares are qualified for sale in Texas, the Fund will not invest in interests in real estate limited partnerships.

(vi) borrow, except that the Fund may (a) borrow up to 5% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary purposes, but not to increase portfolio income (reverse repurchase agreements shall be considered borrowings for purposes of this restriction) and (b) enter into transactions in options;

(vii) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

(viii)  issue any senior security.

Restrictions (i) through (viii) are fundamental policies and may not be changed without the approval of a "majority" of the outstanding shares of the Fund, which for this purpose means the approval of the lesser of (a) more than 50% of the outstanding voting securities of the Fund or (b) 67% or more of the outstanding shares if the holders of more than 50% of the outstanding shares of the Fund are present or represented at the meeting by proxy.

In addition to the fundamental restrictions listed above, the Fund may not:

(a) invest in interests in oil, gas, or other mineral exploration or development programs or puts, calls, straddles, spreads, or any combination thereof (except that the Fund may enter into transactions in options, futures and options on futures);

(b) invest in shares of other investment companies except in connection with a merger, consolidation or acquisition of assets, or in the open market involving no commission or profit to a sponsor or dealer (other than the usual and customary broker's commission);(4)

(c) invest in companies for the purpose of exercising control or management;

(d) purchase securities on margin (except for use of such short-term credits as are necessary for the clearance of transactions, including transactions in options, futures and options on futures), or participate on a joint or a joint and several basis in any trading account in securities, except in connection with transactions in options, futures and options on futures;

(e) make short sales of securities unless the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities;

(f) purchase or hold securities of an issuer if 5% of the securities of such issuer are owned by those officers, directors, or trustees of the Trust or of its investment adviser who each own beneficially more than 1/2 of 1% of the securities of that issuer;

(g) purchase illiquid securities or securities of issuers (other than issuers of Federal agency obligations) which, including their predecessors, have been in operation for less than three years, if by reason of such purchase the value of the Fund's aggregate investment in such securities would exceed 5% of its total assets;

(h) mortgage, pledge, or hypothecate in excess of 5% of the Fund's total assets (taken at cost), except as may be necessary in connection with options, futures, and options on futures;

---------------------------
(4) The Fund does not currently intend to invest in the shares of other investment companies.

(i) invest more than 5% of the Fund's net assets (valued at time of purchase) in warrants, other than those acquired in units or attached to other securities;(5)

(j) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange or similar entity; or buy or sell an option on a security unless the option is offered through the facilities of a recognized securities association or listed on a recognized exchange or similar entity;

(k) buy or sell a futures contract, or an option on a futures contract, unless the futures contract or the option on the futures contract is offered through the facilities of a recognized securities association or listed on a recognized exchange or similar entity;

(l) invest more than 5% of its total assets in securities of issuers which the Fund is restricted from selling to the public without registration under the Securities Act of 1933 (6); or

(m) invest more than 5% of its net assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depository Receipts (ADRs) and securities guaranteed by a U.S. person).

Restrictions (a) through (m) may be changed by the board of trustees without shareholder approval.

                                   MANAGEMENT

TRUSTEES AND OFFICERS


Set forth below is information about the trustees and officers of the Trust.



Name and                                   Position(s)                      Principal Occupation(s)
Business Address                           with Trust                       During Past Five Years
----------------                           -----------                      -----------------------


Richard H. Burgess (1)                     Trustee,                        Compliance Field Auditor,
One Oakbrook Terrace, Suite 708            Assistant Secretary and         December 31, 1995 to present,
Oakbrook Terrace, Illinois  60181          Assistant Treasurer             Vice President, prior thereto,
                                                                           Dreher & Associates, Inc.

Patricia M. Ellington (1)                  Trustee and                     Vice President, Dreher &
One Oakbrook Terrace, Suite 708            Vice President                  Associates, Inc.; Assistant
Oakbrook Terrace, Illinois 60181                                           Secretary and Assistant
                                                                           Treasurer, Integrated Financial
                                                                           Services, Inc., since 1988.



-------------------------

(5) In addition, as long as Fund shares are qualified for sale in Texas, the Fund will not invest more than 2% of its net assets in warrants not listed on the New York or American stock exchanges.

(6) The Fund does not currently intend to invest in restricted securities.

                                       B-9




Name and                                   Position(s)                      Principal Occupation(s)
Business Address                           with Trust                       During Past Five Years
----------------                           -----------                      -----------------------


Dennis J. Hiffman (2)                     Trustee                           Vice Chairman, Hiffman Shaffer
180 North Wacker Drive, Suite 500                                           Associates, Inc. (commercial and
Chicago, Illinois  60606                                                    industrial real estate
                                                                            development, management and
                                                                            brokerage).


Harold D. McAninch (2)                    Trustee                           Consultant; Interim President,
73 Bluebird Lane                                                            Dundalk Community College, June
Naperville, Illinois  60565                                                 1994 to present; prior thereto,
                                                                            President, College of DuPage
                                                                            (community college).


Alan L. Zable (2)                         Trustee                           Consultant since January 1, 1995;
270 Indiana Street                                                          prior thereto, Senior Vice
Elmhurst, Illinois  60126                                                   President and Treasurer, Midwest
                                                                            Stock Exchange, Incorporated.


James A. Dreher                           Chairman                          President, Integrated Financial
One Oakbrook Terrace, Suite 708                                             Services, Inc., and President,
Oakbrook Terrace, Illinois  60181                                           Dreher & Associates, Inc.


Nicholas J. Biscan                        President                         Vice President, Integrated
One Oakbrook Terrace, Suite 708                                             Financial Services, Inc., since
Oakbrook Terrace, Illinois 60181                                            1990; Director of Investment
                                                                            Analysis, Dreher & Associates,
                                                                            Inc.; President, Sunrise
                                                                            Resources (oil and gas
                                                                            exploration and marketing).



Linda M. Kozak                             Secretary and                    Secretary and Treasurer, Dreher &
One Oakbrook Terrace, Suite 708            Treasurer                        Associates, Inc.; Secretary and
Oakbrook Terrace, Illinois   60181                                          Treasurer, Integrated Financial
                                                                            Services, Inc. and Dreher
                                                                            Insurance Services, Inc.




----------------------
(1) Mr. Burgess and Ms. Ellington are trustees who are "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "1940 Act") and are members of the executive committee of the board of trustees which has authority during intervals between meetings of the board of trustees to exercise the powers of the board.


(2) Messrs. Hiffman, McAninch and Zable are members of the audit committee of the board of trustees, which makes recommendations regarding the selection of the Trust's independent auditors and meets with representatives of the independent auditors to determine the scope and review the results of each audit.

At December 31, 1995, the trustees and officers of the Trust owned beneficially 39,187 shares of the Fund, or 6% of the Fund's outstanding shares. As of December 31, 1995, no person was known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund. The following persons, collectively, may be deemed to own beneficially 5% or more of the outstanding shares of the Fund:


                                                 Outstanding Shares Owned
                                                 -------------------------
                                                   Number         Percent
                                                   ------         -------

Ertl & Ertl Profit Sharing Trust                   27,230        4.2%
40 South Clay Street
Hinsdale, IL  60521


Jeanette Ertl*                                     18,028        2.8%
644 West 58th Street
Hinsdale, IL  60521

John W. Ertl*                                         565         2.4%
817 West 58th Street
Hinsdale, IL  60521


Rosemarie Ertl*                                     5,760         0.9%
817 West 58th Street
Hinsdale, IL  60521



                            INVESTMENT ADVISORY SERVICES

Management and investment advisory services are provided to the Fund by Integrated Financial Services, Inc. (the "Adviser") pursuant to an Investment Advisory Agreement (the "Agreement") dated January 14, 1991.
See the prospectus - "Management of the Fund--The Adviser and Distributor."
 The Fund pays the Adviser a fee accrued daily and paid monthly at the annual rate of 1.00% of the first $250 million of the Fund's average daily net assets and .75% of the Fund's average daily net assets in excess of $250 million.

The Agreement will remain in effect until January 13, 1997, and from year to year thereafter so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time, without penalty, by either the Trust or the Adviser upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

-----------------------


* As trustees of the Ertl & Ertl Profit Sharing Trust (the "Trust"), each of the named individuals may be considered a beneficial owner of the shares held by the Trust.

EXPENSES

Subject to the expense limitations described below, the Fund pays all its own operating expenses that are not specifically assumed by the Adviser, including (i) fees of the investment adviser; (ii) interest, taxes and any governmental filing fees; (iii) compensation and expenses of the trustees, other than those who are interested persons of the Trust, the investment adviser or the distributor; (iv) legal, audit, custodial, fund accounting and transfer agency fees and expenses; (v) fees and expenses related to the organization of the Fund and registration and qualification of the Fund and its shares under federal and state securities laws; (vi) expenses of printing and mailing reports, notices and proxy material to shareholders, and expenses incidental to meetings of shareholders; (vii) expenses of preparing prospectuses and of printing and distributing them to existing shareholders; (viii) insurance premiums; (ix) litigation and indemnification expenses and other extraordinary expenses not incurred in the normal course of the business of the Trust; (x) distribution expenses pursuant to the Distribution Plan; and (xi) brokerage commissions and other transaction-related costs.

The Adviser has agreed to reimburse the Fund to the extent that the total annual expenses of the Fund, exclusive of taxes, interest, brokers' commissions and other charges related to the purchase and sale of securities and extraordinary litigation expenses, exceed the limits, if any, prescribed by any state in which shares of the Fund are being sold or are qualified for sale. The Trust believes that the most restrictive expense limitation applicable to the Fund is currently 2-1/2% of the first $30 million of average daily net assets of the Fund, 2% of the next $70 million of average daily net assets and 1-1/2% per year of average daily net assets in excess of $100 million. In addition, the Adviser has voluntarily undertaken to reimburse the Fund for any annual operating expenses in excess of 2% of the Fund's average net assets through December 31, 1996.


During the fiscal years ended September 30, 1995, 1994, and 1993, the Fund paid advisory fees of $59,467, $48,202, and $48,333, respectively, but the Adviser waived fees or reimbursed expenses aggregating $39,545, $50,672, and $44,546, respectively, pursuant to the expense limitation undertaking.

                                     DISTRIBUTOR


Dreher & Associates, Inc. ("Dreher"), a broker-dealer owned by Mr. Dreher and Mr. Burgess, serves as distributor for the Fund, subject to change by a majority of the "non-interested" trustees at any time. Dreher is located at One Oakbrook Terrace, Suite 708, Oakbrook Terrace, Illinois 60181. Dreher is responsible for all purchases, sales, redemptions and other transfers of shares of the Fund without any charge to the Fund except the fees paid to Dreher under the Distribution Plan. Dreher is also responsible for all expenses incurred in connection with its performance of services for the Fund, including, but not limited to, personnel, office space and equipment, telephone, postage and stationery expenses. Dreher receives commissions from sales of shares of the Fund which amounts are not expenses of the Fund but represent sales commissions added to the net asset value of shares purchased from the Fund.

Dreher has the exclusive right to distribute shares of the Fund in a continuous offering through affiliated and unaffiliated dealers. The obligation of Dreher is an agency or "best efforts" arrangement, which does not obligate Dreher to sell any stated number of shares.

During the fiscal years ended September 30, 1995, 1994 and 1993, Dreher received and retained commissions of $48,040, $6,210 and $9,457, respectively.

Dreher also receives brokerage commissions for executing portfolio transactions on behalf of the Fund. See "Portfolio Transactions."

                                  DISTRIBUTION PLAN


The Trust has adopted a plan pursuant to rule 12b-1 under the Investment Company Act of 1940 (the "Plan"), whereby the Fund pays to Dreher & Associates, Inc., the Fund's distributor ("Dreher"), fees accrued daily and paid monthly at the aggregate annual rate of .50% of the Fund's average daily net assets, consisting of a service fee of .25% of average daily net assets and additional sales compensation of .25% of average daily net assets.

From the payments made by the Fund to Dreher, Dreher pays service fees and additional sales compensation to brokers that have signed selling group agreements with Dreher and thereby participate in the distribution of Fund shares and provide services to Fund shareholders. Payments to selling group members are made at the same rates as the payments from the Fund to Dreher - a service fee of .25% of the average daily net assets of the accounts for which the selling group member performs shareholder servicing and .25% of the average daily net asset value of those accounts as additional sales compensation.

The board of trustees of the Trust has determined that a continuous cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The board also considered that continuing growth in the size of the Fund would be in the best interests of shareholders because increased size would allow the Fund to realize certain economies of scale in its operations and would likely reduce the proportionate share of expenses borne by each shareholder. The board of trustees therefore determined that it would benefit the Fund to have monies available for the direct distribution and service activities of Dreher, as the Fund's distributor, in promoting the continuous sale of the Fund's shares. The trustees, including the non-interested trustees, concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

The Plan has been approved by the board of trustees, including all of the trustees who are not interested persons as defined in the 1940 Act. The Plan must be approved annually by the board of trustees, including a majority of the trustees who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan ("non-interested trustees"), by a vote cast in person at a meeting called for that purpose. So long as the Plan is in effect, it is required that the selection and nomination of non-interested trustees be done by non-interested trustees. The Plan may be terminated at any time, without penalty, by either a majority vote of such trustees or by vote of a majority of the Fund's outstanding shares, and shall terminate automatically in the event of any act that terminates the distribution agreement with Dreher. Any agreement related to the Plan, including any distribution or service agreement, may be terminated in the same manner, except that such termination must be on not more than sixty days' written notice to any other party to such agreement. Any such related agreement shall terminate automatically in the event of any act that terminates the Plan or the distribution agreement with Dreher, or in the event of any act that constitutes the assignment of any such related agreement. Any distributor, dealer or institution may also terminate its distribution or service agreement at any time upon written notice.

Neither the Plan nor any distribution or service agreement may be amended to increase materially the amount spent for distribution or service expenses or in any other material way without approval by a majority of the outstanding shares of the Fund, and all such material amendments to the Plan or any distribution or service agreement must also be approved by a majority of the trustees of the Trust, including a majority of the non-interested trustees, by a vote cast in person at a meeting called for the purpose of voting on any such amendment.

Dreher is required to report in writing to the board of trustees at least quarterly on the amounts and purpose of any payments made under the Plan and any distribution or service agreement and the amount of expenses incurred by Dreher under the Plan, and, to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the Plan should be continued.

During the year ended September 30, 1995, the Fund made payments to Dreher pursuant to the Plan, and Dreher paid expenses in connection with the distribution of Fund shares as shown below:


         Distribution fees paid by Fund to Dreher:            $ 29,734

         Distribution expenses incurred by Dreher:
              Fees reallowed to brokers                       $ 17,771
              Employee Compensation                             13,333
              Printing - Quarterly reports to brokers            2,050
              Printing - Prospectus                              2,130
              Printing - Other                                   2,819
              Postage                                              402
              Other marketing expenses                             184

         Total Expenses                                       $ 38,104


                          PURCHASING AND REDEEMING SHARES

Purchases and redemptions are discussed in the Fund's prospectus under the headings "How to Purchase Shares" and "How to Redeem Shares." All of that information is incorporated herein by reference.

NET ASSET VALUE. For purposes of this computation, portfolio securities, including options, that are traded on a national securities exchange or in the over-the-counter market are valued at the last current reported sales price, or lacking any current reported sale on that day, at the mean of the most recently quoted bid and asked prices. Each outstanding futures contract is valued at the official settlement price for the contract on the exchange on which the contract is traded, except that if the market price of the contract has increased or decreased by the maximum amount permitted on the valuation date ("up or down the limit"), the contract is valued at a fair value as described below. Short-term obligations with maturities of 60 days or less are valued at amortized cost.

When market quotations are not readily available for the Fund's securities, such securities are valued at a fair value following procedures approved by the board of trustees. These procedures include determining fair value on the basis of valuations furnished by pricing services approved by the board of trustees, which include market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders, as well as on the basis of appraisals received from a pricing service using a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

The Fund's net asset value is determined only on days on which the New York Stock Exchange is open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

REDEMPTION IN KIND. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Redemptions in excess of these amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities.

                             PERFORMANCE INFORMATION


From time to time the Fund may quote total return figures. "Total Return" for a period is the percentage change in value during a period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. Total Return may also be described as the cumulative percentage change in value, assuming reinvestment of all dividends and distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

Average Annual Total Return will be computed as follows:


                 ERV    =    P(1+T)n
   Where:        P      =    a hypothetical initial investment of $1,000
                 T      =    average annual total return
                 n      =    number of years
                 ERV    =    ending redeemable value of a hypothetical $1,000
                                investment made at the beginning of the period, at the end of the period (or fractional portion thereof)

The figures quoted will assume reinvestment of all dividends and distributions. Quotations of Average Annual Total Return will take into account the effect of any sales charge on the amount available for investment or redemption, at the maximum rate in effect on the date of the quotation; quotations of Total Return will indicate whether or not the effect of the sales charge is included. Income taxes payable by shareholders will not be taken into account. For example, Average Annual Total Return and Total Return for the Fund for various periods ended September 30, 1995 are shown below:


                                                                  Total Return         Total Return
                                            Average Annual            with                without
     Period                                  Total Return         Sales Charge         Sales Charge
     ------                                  ------------         ------------         ------------

     1 year.............................         35.8%                35.8%                37.9%
     3 years............................         17.9%                63.7%                66.2%
     Life of fund.......................         14.7%                90.5%                93.4%
       (beginning January 22, 1991)


The performance of the Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as yield and total return is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

In advertising and sales literature, the Fund's performance may be compared with that of market indices and other mutual funds. The Fund might also use comparative performance as computed in a ranking determined by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of over 2,000 mutual funds, or that of another service.

In advertising and sales literature, the performance of the Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Fund. Comparison of the Fund to an alternative investment should consider differences in features and expected performance.

All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Fund generally believes to be accurate. The Fund may also note its mention in newspapers, magazines, or other media from time to time. However, the Fund assumes no responsibility for the accuracy of such data.

The Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation. The performance of the Fund may also be compared to the following indexes or averages:


Dow-Jones Industrial Average                        New York Stock Exchange Composite Index
Standard & Poor's 500 Stock Index                   American Stock Exchange Composite Index
Standard & Poor's 400 Industrials                   NASDAQ Composite
Wilshire 5000                                       NASDAQ Industrials
 (These indexes are widely recognized indicators     (These indexes generally reflect the
of general U.S. stock market results.)              performance of stocks traded in the
                                                    indicated markets.)


In addition, the Fund may compare its performance to:

         Value Line Index
          (Widely recognized indicator of the
           performance of small- and medium-
           sized company stocks.)
         Lipper Capital Appreciation Fund Average
         Lipper Growth Funds Average
         Lipper Small Company Growth Funds Average
         Lipper General Equity Funds Average
         Lipper Equity Funds Average
         Lipper Small Company Growth Fund Index



Lipper Small Company Growth Fund Index reflects the net asset value weighted total return of the largest thirty growth funds as calculated and published by Lipper.

The Lipper averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by Lipper. The Fund may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Fund to a different category or develop (and place the Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, the Fund may compare its performance or ranking against all funds tracked by Lipper or another independent service.

To illustrate the historical returns on various types of financial assets, the Fund may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

                                  Common stocks
                                  Small company stocks
                                  Long-term corporate bonds
                                  Long-term government bonds
                                  Intermediate-term government bonds
                                  U.S. Treasury bills
                                  Consumer Price Index


                             PORTFOLIO TRANSACTIONS


See "Management of the Fund - The Adviser and Distributors" and "Portfolio Transactions" in the Prospectus.

Portfolio transactions on behalf of the Fund effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

In executing portfolio transactions, the Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available. In seeking the most favorable price and execution, the Adviser considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

The trustees have determined that portfolio transactions for the Fund may be executed through Dreher if, in the judgment of the Adviser, the use of Dreher is likely to result in prices and execution at least as favorable to the Fund as those available from other qualified brokers and if, in such transactions, Dreher charges the Fund commission rates consistent with those charged by Dreher to comparable unaffiliated customers in similar transactions. The board of trustees, including a majority of the trustees who are not "interested" trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to Dreher are consistent with the foregoing standard.
The Fund will not effect principal transactions with Dreher. It is expected that all or a significant portion of the Fund's portfolio transactions will be executed through Dreher. In executing portfolio transactions through Dreher, the Fund will be subject to, and intends fully to comply with, section 17(e) of the Investment Company Act of 1940 and the rules thereunder.

During the years ended September 30, 1995, 1994 and 1993, the Fund paid total brokerage commissions on purchases and sales of securities (not including the gross underwriting spread on securities purchased in underwritten offerings) of $14,032, $12,619 and $15,575, respectively, all of which was paid to Dreher, which executed all of the Fund's transactions as to which commissions were paid.

                                        TAXATION

The following is only a summary of certain tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund intends to continue to qualify, as it did in its last fiscal year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will be exempt from Federal income tax on its net investment income and capital gains that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code described below. Distributions of investment company taxable income made during the taxable year or, under certain specified circumstances, after the close of the taxable year will satisfy the Distribution Requirement.

In addition to satisfaction of the Distribution Requirement, the Fund must
(1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities and other income derived with respect to its business of investing in such stock or securities (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain offsetting gains from "designated hedge" transactions that are described below) from the sale or other disposition of stock, securities (as defined in Section 2(a)(36) of the 1940 Act) or options held for less than three months (the "Short-Short Test").

In addition, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, at least 50% of the value of its assets consists of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Diversification Requirement"). This Diversification Requirement is in addition to the diversification standard the Fund must meet under fundamental investment restriction (i). See "Investment Restrictions."

Because of the Short-Short Test, the Fund may have to limit the sale of appreciated (but not depreciated) securities that it has held for less than three months. The short sale (including for this purpose the acquisition of a put option) of (1) stock or securities held on the date of the short sale or acquired after the short sale and on or before the date of closing thereof or (2) stock or securities which are "substantially identical" to stock or securities held on the date of the short sale or acquired after the short sale and on or before the date of the closing thereof may reduce the holding period of such stock or securities for purposes of the Short-Short Test.

Any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of such hedge for purposes of the Short-Short Test. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of the Short-Short Test. The Fund anticipates engaging in hedging transactions that qualify as designated hedges. However, because of the failure of the U.S. Treasury to promulgate regulations as authorized by the Code, it is not clear at the present time whether this treatment will be available to all of the Fund's hedging transactions. To the extent the Fund's transactions do not qualify as designated hedges, the Fund's investments in short sales, options or other transactions may be limited.

The Fund's option and hedging activities are subject to special provisions of the Code that may, among other things, limit the use of losses of the Fund and affect the holding period of the securities held by the Fund and the nature of the income realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without the cash to distribute such income. The Fund and its shareholders may recognize taxable income as a result of the Fund's hedging activities, a portion of which may be treated as long-term capital gains. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

TAXATION OF DISTRIBUTIONS. The Fund distributes substantially all of its net investment income and net short-term capital gains for any taxable (i.e., fiscal) year. Distributions will be taxable to shareholders as described below, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving a distribution from the Fund in the form of additional shares will generally be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received on the distribution date and will take a tax basis for such shares equivalent to the amount deemed to have been distributed to them. The Fund intends to distribute to shareholders its excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year as a capital gain dividend. A capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether the net capital gain distributed by the Fund was recognized prior to the date on which a shareholder acquired shares and whether the distribution was paid in cash or reinvested in shares. The aggregate amount of distributions designated by the Fund as capital gain dividends may not exceed the net capital gain of the Fund for any taxable year, determined by excluding any net capital loss or net long-term capital loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year.

Dividends (whether received in cash or reinvested in shares) will generally be subject to taxation when received. Dividends declared in October, November or December of any year accruing to shareholders of record on a specified date in such a month, however, will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year, if such dividends are paid during January of the following year.

The Fund is required in certain cases to withhold and remit to the United States Treasury 31% of dividends paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding or that such shareholder is an "exempt recipient."

Shareholders will be advised annually as to the U.S. Federal income tax consequences of distributions made during the year.

CORPORATE INVESTORS. In the case of corporate shareholders, a portion of Fund distributions (other than capital gain dividends) for any taxable year generally is expected to qualify for the 70% dividends received deduction for regular Federal income tax purposes to the extent of the gross amount of eligible dividends received by the Fund for the year with respect to stock that has been held for more than 45 days (more than 90 days in the case of certain preferred stock). Legislation has been introduced from time to time to reduce the percentage of dividends entitled to the dividends received deduction; however, it is not known whether Congress will consider any such legislation in the near future. The Fund's investment policies may affect the availability of the dividends received deduction with respect to dividends paid on certain stocks in the Fund's portfolio. For example, the holding period of any dividend paying stock will not be deemed to include any day more than 45 days (or more than 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend or any period in which the Fund holds a put option on, has contracted to sell, or has made but not closed a short sale of, "substantially identical" stock or securities. Convertible bonds or convertible preferred stock may be deemed "substantially identical" to common stock for purposes of this rule. The Fund will provide a statement annually to shareholders of the amount of dividends eligible for the dividends received deduction.

Corporate investors should also note that although the dividends received deduction is available to reduce regular corporate Federal income tax liability, any amount so deducted may increase the tax base upon which the corporate alternative minimum tax and environmental tax is imposed.

                                 CUSTODIAN

United Missouri Bank, N.A. is the custodian for the Trust. It is responsible for holding all cash and securities of the Fund, directly or through a book entry system, delivering and receiving payment for securities sold by the Fund, receiving and paying for securities purchased by the Fund, collecting income from investments of the Fund and performing other duties, all as directed by authorized persons of the Trust. The custodian does not exercise any supervisory functions in such matters as the purchase and sale of securities by the Fund, payment of dividends or payment of expenses of the Fund.

                                TRANSFER AGENT

Jones and Babson, Inc. ("JBI") is the Fund's transfer agent and dividend disbursing agent. JBI records all sales, transfers and redemptions of shares of the Fund, disburses dividends of the Fund and performs other recordkeeping functions. JBI is responsible for all personnel, office space and equipment expenses related to the performance of these services for the Fund. The Fund pays all other out-of-pocket expenses, including postage, mailing and stationery expenses.

                           FUND ACCOUNTING SERVICES

United Missouri Bank, N.A. ("UMB"), the Fund's custodian, provides financial and accounting services, including portfolio accounting and calculation of the Fund's net asset value per share, preparation of financial statements and creation and maintenance of the related books and records. UMB furnishes, at its own expense, the personnel and facilities necessary to perform its duties. UMB receives from the Fund (a) a base fee of $600 per month and (b) a fee accrued daily and paid monthly at the annual rate of .03% of the Fund's average daily net assets up to and including $100 million, .02% of average daily net assets in excess of $100 million, but not more than $350 million, .01% of average daily net assets in excess of $350 million, but not more than $1 billion, and .005% of average daily net assets in excess of $1 billion. For the fiscal years ended September 30, 1995, 1994 and 1993, fees paid by the Fund for financial and accounting services totalled $11,654, $11,609 and $12,212 respectively. Fees for periods prior to April 1, 1994 were paid to the Fund's prior accounting agent.

                               INDEPENDENT AUDITORS


Ernst & Young, LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606, audits and reports on the Fund's annual financial statements, reviews certain regulatory reports and the Fund's Federal income tax returns, and performs other professional accounting, tax and advisory services when engaged to do so by the Fund.

                             FINANCIAL STATEMENTS

The Fund's annual report to shareholders for the year ended September 30, 1995, a copy of which accompanies this statement of additional information, contains financial statements, notes thereto, supplementary information entitled "Financial Highlights" and a report of independent auditors, all of which (but no other part of the annual report) is incorporated herein by reference.

                               PART C  OTHER INFORMATION

Item 24.       FINANCIAL STATEMENTS AND EXHIBITS

  (a)              FINANCIAL STATEMENTS:

    (i)            Financial statements included in Part A of
                     this registration statement:  Financial Highlights.

   (ii)            Financial statements included in Part B of
                     this registration statement:

                   UNIVERSAL CAPITAL GROWTH FUND (Incorporated by reference from registrant's annual report to shareholders for the year ended September 30, 1995; a copy of that report is attached hereto but, except for those portions incorporated by reference, is furnished for the information of the Commission and is not deemed to be filed as part of this registration statement):

                         Report of independent auditors
                         Portfolio of investments - September 30, 1995 Statement of assets and liabilities -
                           September 30, 1995
                         Statement of operations for the year ended
                         September 30, 1995
                         Statement of Changes in Net Assets for the years ended
                           September 30, 1995 and 1994
                         Notes to financial statements

                   Schedules II, III, IV and V are omitted as the required
                     information is not present.

                   Schedule I has been omitted as the required information
                     is presented in the Portfolio of Investments at September 30, 1995.

  (iii)            Financial Statements included in Part C of this
                     amendment: None

  (b)              EXHIBITS:

  1.1  (Ex 99.B1A) Agreement and declaration of trust

  1.2  (Ex 99.B1B) Amendment no. 1 to Agreement and Declaration of Trust

  2     (Ex 99.B2) Bylaws, as amended

  3                None

  4     (Ex 99.B4) Form of share certificate for series designated Universal
                   Capital Growth Fund

  5     (Ex 99.B5) Investment advisory agreement with Integrated Financial
                   Services, Inc.

  6.1  (Ex 99.B6A) Distribution agreement with Dreher & Associates, Inc.

 6.2   (Ex 99.B6B) Form of selling group agreement

 7                 None

 8      (Ex 99.B8) Custody agreement with United Missouri Bank, N.A.

 9.1   (Ex 99.B9A) Transfer agency agreement with Jones & Babson, Inc.

 9.2   (Ex 99.B9B) Fund accounting agreement with United Missouri Bank, N.A.

 10    (Ex 99.B10) Opinion of Goodwin, Procter & Hoar dated January 16, 1991

 11    (Ex 99.B11) Consent of independent auditors

 12                None

 13.1 (Ex 99.B13A) Subscription agreement

 13.2 (Ex 99.B13B) Organizational expense agreement

 14    (Ex 99.B14) Universal Capital Investment Trust Individual Retirement
                   Account Prototype Plan, disclosure statement, and application, as amended and restated April 19, 1994

 15    (Ex 99.B15) Distribution (12b-1) plan

 16    (Ex 99.B16) Schedule for computation of performance quotations

 17    (Ex 99.B27) Financial Data Schedule

 18                None

 19    (Ex 99.B19) Account application

Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

             The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the prospectus under the captions "Management of the Fund - The Adviser and Distributor" and in the Statement of Additional Information under the caption "Management" is incorporated by reference.

Item 26.  NUMBER OF HOLDERS OF SECURITIES

             As of December 31, 1995 there were 650 record holders of the series of registrant's shares designated Universal Capital Growth Fund.

Item 27.  INDEMNIFICATION

             Article VI of the agreement and declaration of trust of registrant (exhibit 1 to the registrant's registration statement on form N-1A, no. 33-37668, which is incorporated herein by reference) provides that the Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter referred to as a "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined in one of the manners described below, that such covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct").

            A determination that the Covered Person is not entitled to indemnification due to Disabling Conduct may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Party ultimately will be found entitled to indemnification.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

            The information in the prospectus in the first two paragraphs under the caption "Management of the Fund -- The Adviser and Distributor" is incorporated by reference. Neither the Adviser nor any of its directors or officers has been engaged for its or his own account in any other business, profession, vocation or employment of a substantial nature in the past two fiscal years.

Item 29.  PRINCIPAL UNDERWRITERS

       (a)  None.

       (b)                          Positions and Offices  Positions and Offices
            Name                       With Underwriter       With Registrant
            ----                    --------------------   ---------------------

            James A. Dreher         President              Chairman

            Patricia M. Ellington   Vice President/        Trustee and
                                      Operations             Vice President

            Richard H. Burgess      Compliance Field       Trustee, Assistant
                                      Auditor                Secretary and
                                                             Assistant Treasurer

            Linda M. Kozak          Secretary/Treasurer    Secretary and
                                                             Treasurer
            (c)  Not applicable

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

            Nicholas J. Biscan
            Integrated Financial Services, Inc.
            One Oakbrook Terrace, Suite 708
            Oakbrook Terrace, Illinois 60181

            United Missouri Bank, N.A.
            P.O. Box 419226
            Kansas City, Missouri 64141
            Attn:  Lori Judd

Item 31.  MANAGEMENT SERVICES

            None

Item 32.  UNDERTAKINGS

            (a)  Not applicable

            (b)  Not applicable

            (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this amendment to the registration statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Oakbrook Terrace, Illinois on January 30, 1996.

                                                UNIVERSAL CAPITAL
                                                  INVESTMENT TRUST


                                                By   /s/ James A. Dreher
                                                  -------------------------
                                                  James A. Dreher, Chairman

          Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.


    Name                      Title                        Date
 ---------                 ----------                   ---------

/s/ James A. Dreher          Chairman (principal    )
---------------------------    executive officer)   )
 James A. Dreher                                    )
                                                    )
                                                    )
 /s/ Richard H. Burgess       Trustee               )
---------------------------                         )
 Richard H. Burgess                                 )
                                                    )
 /s/ Patricia M. Ellington    Trustee               )
---------------------------                         )
 Patricia M. Ellington                              )
                                                    )
 /s/ Dennis J. Hiffman        Trustee               )  January 30, 1996
---------------------------                         )
 Dennis J. Hiffman                                  )
                                                    )
 /s/ Harold D. McAninch       Trustee               )
---------------------------                         )
 Harold D. McAninch                                 )
                                                    )
 /s/ Alan L. Zable            Trustee               )
---------------------------                         )
 Alan L. Zable                                      )
                                                    )
 /s/ Linda M. Kozak           Treasurer (principal  )
---------------------------    financial and        )
 Linda M. Kozak                accounting officer)  )

                          PERFORMANCE DATA EXPLANATION

Performance data shown represents past performance and is not indicative of future results. The principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by the fund's prospectus, which contains more complete information regarding the fund's objectives, policies, and other information.

The graph below depicts the result of a $10,000 investment in the Universal Capital Growth Fund from the inception of the fund on January 22, 1991 to September 30, 1995 as compared to a theoretical investment of $10,000 in the S&P 500 Index over the same time period. The results for the Universal Capital Growth Fund assume an initial sales charge of 1.5% which is deducted from the investment proceeds on the initial investment date.

Universal Capital Growth Fund and S&P 500 Index
Comparison of Change in Value of a $10,000 Investment
------------------------------------------------------



       PERIOD            $10,000         $10,000
                          S&P500            UCGF
  Start 1/22/91        10,000.00        9,850.00
1/31/91-3/31/91        11,481.94       10,204.62
     TO 6/30/91        11,456.68        9,987.97
     TO    9/91        12,068.46       10,992.76
         Dec-91        13,072.56       12,230.55
         Mar-92        12,743.13       11,495.49
         Jun-92        12,985.25       11,032.22
         Sep-92        13,394.28       11,461.38
         Dec-92        14,065.34       11,973.70
         Mar-93        14,677.18       11,952.15
         Jun-93        14,746.16       11,993.98
         Sep-93        15,125.14       12,852.75
         Dec-93        15,476.04       12,980.50
         Mar-94        14,889.50       12,914.30
         Jun-94        14,952.04       11,853.65
         Sep-94       15,681.745       13,814.48
         Dec-31        15,671.40       14,007.89
         Mar-95        17,196.22       15,120.11
         Jun-25        18,809.23       17,483.99
         Sep-95        20,340.79       19,052.30





-------- S&P 500 Index, an unmanaged                    Universal Capital Growth Fund
index generally representative                          Average Annual Total Returns                         Life of Fund
of the U.S. stock market.                                 For Periods Ended 9/30/95         1 Year          (since 1/22/91)
                                                                                            ------           --------------
                                                       Adjusted for 1.5% sales charge:       35.8%               14.9%
-------  Universal Capital Growth Fund               Not adjusted for sales charge:(3)       37.9%               15.1%


The factors that materially affected the fund's performance in the last fiscal year are discussed in the letter to shareholders that appears earlier in this report. The fund's earlier performance was significantly affected by the fund's defensive position during 1991 and 1992.(1) From time to time, when the Adviser believes that prevailing market conditions indicate that a temporary defensive position is warranted, the fund may invest a significant portion of its assets in short-term money market instruments such as Treasury bills and bank repurchase agreements. In those instances, if the stock market goes up, the fund has a significant likelihood of under-performing compared to the S&P 500 Index. If the stock market declines when the fund is in a defensive position, the fund may decline less than the S&P 500 Index.(2)

The average annual total return (taking into account the sales charge of 1.5%) since the inception of the fund on January 22, 1991 through September 30, 1995 was 14.9%. The average annualized total return through September 30, 1995 for investors that purchased the fund at inception at $10.00 per share (without a sales charge) was 15.1%.

(1) The fund commenced operations during the Iraq war. Because of the market risk that the Adviser perceived due to the war and later because of economic uncertainty, approximately 40 percent of the fund's assets were held, on average, in money market instruments in fiscal 1991 and approximately 30 percent in fiscal 1992. In the first seven days of the fund's operations, the fund's performance was also affected by operational factors relating to the startup of the fund. During this seven day period, the fund was on average 84% invested in money market instruments and posted a gain of 0.2% while the S&P 500 Index advanced 3.9%.
(2) This assumes, among other factors, that the underlying volatility of the common stocks owned by the fund does not exceed the volatility of the S&P 500 Index by an amount greater than the allocation to defensive instruments.
(3) Fund shares were offered without a sales charge until April 1, 1991. Average annual total return without adjustment for the sales charge is presented for the information of those shareholders who did not pay a sales charge. A sales charge of 4.75% was in effect until September 22, 1995 and is not reflected in the total return or annual average total return figures.

UNIVERSAL CAPITAL GROWTH FUND
--------------------------------------------------------------------------------
One Oakbrook Terrace
Suite 708
Oakbrook Terrace, Illinois  60181
708-932-3000




November 10, 1995

                          ANNUAL REPORT TO SHAREHOLDERS

Dear Shareholder:

Universal Capital Growth Fund performed exceptionally well in fiscal 1995, once again outperforming both the S&P 500 Index and the NASDAQ Composite Index. Additionally, according to Lipper Analytical Services, our fund performed significantly better than the average of 156 funds that Lipper categorizes by the investment objective of capital appreciation.(1) The results are shown in the following tables.


        -----------------------------------------------------------------
                                     Table I
                               PERFORMANCE SUMMARY
                  Years Ended Sept. 30, 1995 and Sept 30, 1994

          Fund, Index or Category                       Total Return
          -----------------------                      ---------------
                                                       1995       1994
                                                       -----     -----
          Universal Capital Growth Fund                37.9%      7.5%
          S&P 500 Index                                29.7%      3.7%
          NASDAQ Composite Index                       36.5%      0.2%
          Lipper Capital Appreciation Category         25.2%      0.3%

          FOR FURTHER EXPLANATION, PLEASE SEE FOOTNOTE 1)
        -----------------------------------------------------------------


        -----------------------------------------------------------------
                                    Table II
                          Average Annual Total Returns
                           Through September 30, 1995

                                             Past      Past     Life of
                                            1-year    3-years   Fund(1)
                                            ------    -------   -------
          Without Sales Charge               37.9%     18.4%     15.1%
          With 1.5% Sales Charge(1)          35.8%     17.9%     14.9%
        -----------------------------------------------------------------


As most of our shareholders know, our investment strategy is to seek to invest in the best of both the LARGE and SMALL capitalization stocks. In both categories we primarily try to invest in companies that we believe have the potential for good earnings growth and are either undervalued or fairly valued. We call this our "BEST OF BOTH WORLDS" strategy.

Our large capitalization companies typically have demonstrated increasing sales and earnings and may have leadership positions in the markets in which they compete. These are companies like Coca Cola, General

Electric, Walgreen, Merck and Motorola. Our small capitalization companies may have had recent favorable trends in revenue and earnings growth due to a product or service that offers the opportunity for substantial future growth in a specialized market, companies like Vicor, Cognex and Chad Therapeutics.

Fiscal 1995 was characterized by a stock market that rewarded investors in the rapidly growing semi-conductor and computer-related stocks. But it also rewarded investors holding most other stocks that delivered strong earnings growth. Since our investment methodology focuses strongly on earnings growth at the proper valuation, our fund did very well.

In the large capitalization semi-conductor area, MOTOROLA posted 35% earnings growth (over our fiscal year), and the stock advanced from 52 3/4 to 76 3/8. In the small cap semi-conductor area, ATMEL, a manufacturer of flash-memory chips, posted 62% earnings growth and the stock advanced from 15 3/16 to 33 3/4.

In the non-tech large cap area COCA COLA produced 22% earnings growth and the stock advanced from 48 5/8 to 69. WALGREENS sported its 21st year of consecutive earnings growth, and the stock (which we purchased at very cheap levels over a year ago) rose from under 19 to 28. CHEMICAL BANK, which we purchased at a very low valuation in April, 1995 at 42 1/8, rose to 60 7/8 due to good earnings growth and takeover speculation.

Our large capitalization pharmaceutical holdings did well due to increased interest in that sector as investors searched for stable earnings growth in a somewhat weakening economic environment.

In the small cap area, we had several notable successes. VICOR, a manufacturer of advanced power systems and our largest holding a year ago, rose 88% as it posted four consecutive quarters of 40 to 50 percent annualized earnings growth. COGNEX, a manufacturer of machine-vision systems (used in factory automation), rose from 18 3/8 to 48 1/4 while sporting 56% earnings growth. CHAD THERAPEUTICS, a manufacturer of portable oxygen systems for pulmonary patients, more than doubled as annualized earnings growth exceeded 50% in the last two quarters.

Of course, not all of our stocks went up. In the large cap sector, CORNING fell about 16% as it disappointed investors with weak earnings. Small cap XIRCOM, a manufacturer of cordless computer network products, fell from 20 3/4 to 13 3/4 as a quarterly loss was posted due to product obsolescence and competitive price pressures. While we have recently sold XIRCOM, we continue to hold CORNING as we expect a long-term rebound in earnings growth and share price.

As an investment advisor, we watch trends in the economy and the market to continually try to determine whether we should take a defensive posture in our management of the fund's assets. Our primary goal is to ensure, as best we can, that the stocks we own have good earnings growth at a reasonable value. But we also recognize that interest rates play a fundamental role in affecting general economic growth and often affect the stock market.

Shortly after the Fed began raising interest rates in February, 1994 we took some defensive action by going to as much as 35 percent in cash equivalents. However, before the end of fiscal 1994, we went back to a near fully invested position as we decided that inflation WOULD NOT be a major problem in 1994 or 1995 and the market was over-reacting to the increases in interest rates. In some instances, these actions and the ensuing market volatility helped us purchase some stocks at good values.

As it became apparent that the Federal Reserve Board had ceased to increase interest rates in mid-fiscal 1995, it became evident that our prognosis on inflation and interest rates was correct. In view of low inflation, declining long term interest rates and generally good corporate earnings growth, the stock market advanced nicely. The economy now appears to continue to be growing, although at a slower pace than earlier in the year. With this in mind, along with the view of stable or falling interest rates and little inflationary pressures, we believe that it continues to be a good time to be investing in the stock market.

As always, we are focusing on investing in both large and small companies (the "Best of Both Worlds") that we believe are fairly valued and offer the potential to deliver good earnings growth. We are optimistic about future earnings growth of our holdings and about the fund's future potential for long-term capital appreciation.

Your continued confidence in Universal Capital Growth Fund is appreciated, and as always, we would be happy to respond to your questions or comments.

Sincerely,

/s/ Nicholas J. Biscan

Nicholas J. Biscan
President


/s/ James A. Dreher

James A. Dreher
Chairman





    (1) Lipper Analytical Services is an independent company that provides market statistics. According to Lipper, Universal Capital Growth Fund's total return of 37.9% ranked 14th in performance for the past year out of 156 funds that they categorize by the investment objective of capital appreciation. The ranking is based on the total return for the period from September 30, 1994 to September 30, 1995 and does not take into account the front-end sales load of the fund. According to Lipper, Universal Capital Growth Fund's total return of 7.5% ranked 24th in performance out of 139 capital appreciation funds for the period September 30, 1993 to September 30, 1994.

          The total return values represented in this report do not take into account any applicable sales charge; if reflected, such sales charge would reduce the fund performance quoted. Taking into account the maximum applicable sales charge of 1.5%, the total return for the one-year period ended September 30, 1995 was 35.8%. Without taking into account the sales charge, the total return for the one-year period was 37.9%. The average annual total return (taking into account the 1.5% sales charge) since the inception of the fund on January 22, 1991 through September 30, 1995 was 14.9%. The average annualized total return through September 30, 1995 for investors that purchased the fund at inception at $10.00 per share (without a sales charge) was 15.1%. A sales charge of 4.75% was in effect until September 22, 1995 and is not reflected in the total return figures.

          We have included two unmanaged stock market indexes for comparison purposes. The S&P 500 Index is the average of a group of unmanaged large capitalization stocks widely regarded to be representative of the stock market in general. The NASDAQ Composite Index is the average of a group of more than 2,500 unmanaged over-the-counter securities widely regarded to be representative of small and medium sized stocks.

                         REPORT OF INDEPENDENT AUDITORS



The Board of Trustees and Shareholders
Universal Capital Growth Fund


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Universal Capital Growth Fund as of September 30, 1995, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Universal Capital Growth Fund at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1991, in conformity with generally accepted accounting principles.



                                             /s/ Ernst & Young LLP

                                             Ernst & Young LLP



Chicago, Illinois
October 19, 1995

                          UNIVERSAL CAPITAL GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1995


                                                     Number
                                                    of Shares        Value
                                                    ---------        -----
COMMON STOCKS - 82.3%

BANKS - 2.0%
Chemical Banking Corp.                                 1,000      $  60,875
Citicorp                                                 500         35,375
Mellon Bank Corporation                                1,500         66,937
                                                                    -------
                                                                    163,187
BEVERAGES - 0.9%
Coca-Cola                                              1,000         69,000

BIOTECHNOLOGY - 1.5%
Alteon Inc. (a)                                        1,600         20,400
Amgen Inc. (a)                                         2,000         99,750
                                                                    -------
                                                                    120,150
CHEMICALS - 2.1%
Applied Extrusion Technologies, Inc. (a)               4,200         77,175
Eastman Chemical Co.                                   1,500         96,000
                                                                    -------
                                                                    173,175
COMPUTERS - 8.1%
Hewlett Packard Co.                                    1,000         83,375
Sun Microsystems                                       9,200        579,600
                                                                    -------
                                                                    662,975
COMPUTER PERIPHERAL
EQUIPMENT - 3.0%
Cable Design Technologies Corporation (a)              3,000         90,000
EMC Corp. Mass. (a)                                    4,000         72,500
Encad, Inc. (a)                                        1,800         28,575
Microdyne Corporation                                  2,000         50,750
                                                                    -------
                                                                    241,825
COMPUTER SOFTWARE - 1.6%
Cognex Corporation (a)                                 2,000         96,500
DSP Group Inc. (a)                                     2,000         35,500
                                                                    -------
                                                                    132,000
CONGLOMERATES - 2.3%
ITT Corporation                                        1,500        186,000

CONSUMER PRODUCTS - 0.4%
American Greetings Corp. CL A                          1,000         30,500

DIVERSIFIED MANUFACTURING - 2.9%
Corning Incorporated                                   3,500        100,187
Idex Corporation                                       1,000         35,750
Minnesota Mining and Manufacturing Co.                   600         33,900
Thermo Electron Corporation                            1,500         69,563
                                                                    -------
                                                                    239,400
ELECTRICAL EQUIPMENT - 2.6%
Emerson Electric Co.                                   1,000         71,500
General Electric Company                               1,000         63,750
Pacific Scientific Company                             3,000         72,375
                                                                    -------
                                                                    207,625
ELECTRONIC PRODUCTS
AND COMPONENTS - 12.5%
Altron Incorporated (a)                                2,000         62,500
Atmel Corp. (a)                                        3,400        114,750
Fusion Systems Corporation (a)                         1,000         29,250
Intel Corporation                                      1,000         60,125
Linear Technology Corp.                                2,400         99,600
LSI Logic Corporation                                  1,000         57,750
Microchip Technology Inc. (a)                            500         18,937
Texas Instruments, Inc.                                4,000        319,500
Unitech Industries, Inc. (a)                           2,500         35,625
Vicor Corporation (a)                                  8,000        193,500
Xircom, Inc. (a)                                       2,000         27,500
                                                                  ---------
                                                                  1,019,037
ENERGY - 4.4%
Amoco Corporation                                      1,000      $  64,125
Chesapeake Energy Corporation (a)                      2,000         63,250
Mobil Corporation                                        800         79,700
Texaco, Inc.                                           2,300        148,637
                                                                    -------
                                                                    355,712
FARM MACHINERY - 0.3%
Agco Corporation                                         500         22,750

FIBER OPTICS - 3.3%
Amphenol Corporation (a)                               8,000        173,000
Coherent Inc. (a)                                      1,200         43,800
Uniphase Corporation (a)                               1,500         52,875
                                                                    -------
                                                                    269,675
FILTRATION - 0.5%
Calgon Carbon Corporation                              3,400         39,950

FINANCE AND
FINANCIAL SERVICES - 1.0%
AT&T Capital Corp.                                     2,200         84,425

FOOD - 0.6%
International Flavors & Fragrances Inc.                1,000         48,250

HEALTH/PHARMACEUTICALS - 8.0%
Abbott Laboratories                                    1,500         63,938
American Home Products Corp.                           1,500        127,313
Johnson & Johnson                                      1,500        111,188
Merck & Co., Inc.                                      2,600        145,600
Pfizer Inc.                                            1,600         85,400
Schering Plough Corporation                            1,400         72,100
Teva Pharmaceutical Industries, Ltd.                   1,200         43,350
                                                                    -------
                                                                    648,889
HEALTH/SERVICES - 0.5%
Mid Atlantic Medical Services, Inc. (a)                2,000         39,250

HEALTH/SUPPLIES - 6.1%
Biomet, Inc. (a)                                       4,500         77,625
Chad Therapeutics, Inc. (a)                            4,000         82,000
Cordis Corporation (a)                                   500         42,375
Datascope Corp. (a)                                    1,000         20,750
Elan Corporation plc ADR (a)                           1,000         41,500
Express Scripts, Inc. (a)                              1,000         44,000
MediSense, Inc. (a)                                    6,000        144,750
Ventritex, Inc. (a)                                    2,200         47,300
                                                                    -------
                                                                    500,300
INSTRUMENTS/SCIENTIFIC - 4.5%
Bio-Rad Laboratories CL A (a)                          6,000        241,500
Millipore Corporation                                  2,600         97,500
Thermo Voltek Corp. (a)                                2,000         31,750
                                                                    -------
                                                                    370,750
INSURANCE - 1.0%
AFLAC Inc.                                             2,000         83,000

PAPER & WOOD PRODUCTS - 0.5%
Georgia-Pacific Corp.                                    500         43,750

RESTAURANTS - 2.0%
Apple South, Inc.                                      1,500         34,125
Cracker Barrel Old Country Store, Inc.                 3,000         60,375
McDonald's Corporation                                 1,000         38,250
Uno Restaurant Corporation                             3,000         25,875
                                                                    -------
                                                                    158,625

UNIVERSAL CAPITAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)


                                                     Number
                                                    of shares        Value
                                                    ---------        -----
RETAIL - 3.1%
Custom Chrome Inc. (a)                                 3,000      $  67,875
General Nutrition Companies, Inc. (a)                  1,000         45,500
Viking Office Products (a)                             1,000         41,750
Walgreen Co.                                           3,600        100,800
                                                                    -------
                                                                    255,925
STEREOLITHOGRAPHY - 0.7%
3D Systems Corporation (a)                             3,500         58,625

TELECOMMUNICATIONS - 5.1%
DSC Communications Corporation (a)                     2,500        148,125
Motorola, Inc.                                         3,000        229,125
MRV Communications                                     1,800         38,475
                                                                    -------
                                                                    415,725
TEXTILES - 0.5%
Supreme International Corporation (a)                  2,000         38,000

TRANSPORTATION SERVICES - 0.3%
Expeditors International of Washington, Inc.           1,000         27,000
                                                                    -------


TOTAL COMMON STOCKS
(Cost:  $ 5,403,115)                                              6,705,475


CONVERTIBLE PREFERRED STOCK - 1.7%
Nokia Corp. Convertible Pref. ADS                      2,000        139,500
(Cost: $130,857)

REPURCHASE AGREEMENT - 16.6%
UMB Bank, n.a., dated 9/29/95,
due 10/2/95, 6%, collateralized
by U.S. Treasury Bills
(Cost: $1,350,000)                                                1,350,000
                                                                  ---------

TOTAL INVESTMENTS - 100.6%
(Cost: $6,883,972)                                                8,194,975

LIABILITIES, LESS CASH
AND OTHER ASSETS - (0.6%)                                          (46,329)
                                                                   --------

NET ASSETS - 100%                                                 $8,148,646
                                                                  ----------
                                                                  ----------


NOTE TO PORTFOLIO OF INVESTMENTS
(a) Non-income producing security

                          UNIVERSAL CAPITAL GROWTH FUND


STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995
ASSETS
Investments, at value (cost $5,533,972). . . . . . . . . . . . .   $ 6,844,975
Repurchase agreements, at value (cost $1,350,000). . . . . . . .     1,350,000
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3,084
Receivable for Fund shares sold. . . . . . . . . . . . . . . . .        54,568
Receivable from Advisor. . . . . . . . . . . . . . . . . . . . .         8,389
Accrued interest and dividends receivable. . . . . . . . . . . .         3,849
Prepaid expenses . . . . . . . . . . . . . . . . . . . . . . . .         1,092
Deferred organization costs, net . . . . . . . . . . . . . . . .         2,915
                                                                   -----------
  TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .     8,268,872

LIABILITIES AND NET ASSETS
Payable for securities purchased . . . . . . . . . . . . . . . .        89,060
Payable to Distributor . . . . . . . . . . . . . . . . . . . . .         4,261
Accounts payable and accrued liabilities . . . . . . . . . . . .        26,905
                                                                   -----------
  TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . . . .       120,226
                                                                   -----------

NET ASSETS APPLICABLE TO 500,483 SHARES
 OUTSTANDING, NO PAR VALUE . . . . . . . . . . . . . . . . . . .  $  8,148,646
                                                                   -----------
                                                                   -----------
ANALYSIS OF NET ASSETS
Paid in capital. . . . . . . . . . . . . . . . . . . . . . . . .   $ 5,669,327
Accumulated net realized gain on investments . . . . . . . . . .     1,168,316
Unrealized appreciation of investments . . . . . . . . . . . . .     1,311,003
                                                                   -----------

NET ASSETS APPLICABLE TO SHARES
   OUTSTANDING . . . . . . . . . . . . . . . . . . . . . . . . .   $ 8,148,646
                                                                   -----------
                                                                   -----------
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE AT SEPTEMBER 30, 1995
   ($8,148,646 DIVIDED BY 500,483
   SHARES OUTSTANDING) . . . . . . . . . . . . . . . . . . . . .   $     16.28
                                                                   -----------
                                                                   -----------
MAXIMUM OFFERING PRICE PER SHARE
   (net asset value, plus 1.52% of net asset
   value or 1.50% of offering price) . . . . . . . . . . . . . .   $     16.53
                                                                   -----------
                                                                   -----------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
                                             Year                Year
                                             ended               ended
                                         Sept. 30, 1995      Sept. 30, 1994
                                         --------------      --------------
OPERATIONS:
   Net investment loss                     $    (45,564)         $  (54,650)
   Net realized gain on investments           1,218,344             423,612
   Change in unrealized appreciation            829,469             (13,385)
                                                -------           ---------
Increase in net assets from operations        2,002,249             355,577

DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on
   investment transactions                     (250,706)           (252,060)


NET INCREASE (DECREASE) FROM
  CAPITAL SHARE TRANSACTIONS                  1,428,388             (27,247)
                                              ---------           ---------
TOTAL INCREASE IN NET ASSETS                  3,179,931              76,270

NET ASSETS:
Beginning of year                             4,968,715           4,892,445
                                              ---------           ---------
End of year                                 $ 8,148,646         $ 4,968,715
                                              ---------           ---------
                                              ---------           ---------


STATEMENT OF OPERATIONS
Year ended September 30, 1995

INVESTMENT INCOME
   Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . .$    51,188
   Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . .     22,182
                                                                      --------
TOTAL INVESTMENT INCOME. . . . . . . . . . . . . . . . . . . . . .     73,370

EXPENSES
  Investment advisory fee. . . . . . . . . . . . . . . . . . . . .     59,467
  Distribution fees. . . . . . . . . . . . . . . . . . . . . . . .     29,734
  Transfer agent fees. . . . . . . . . . . . . . . . . . . . . . .      5,751
  Legal fees . . . . . . . . . . . . . . . . . . . . . . . . . . .     10,000
  Audit fees . . . . . . . . . . . . . . . . . . . . . . . . . . .     15,000
  Accounting fees. . . . . . . . . . . . . . . . . . . . . . . . .     11,654
  Amortization of deferred organization costs. . . . . . . . . . .      8,650
  Printing and postage . . . . . . . . . . . . . . . . . . . . . .      3,081
  Custodian fees . . . . . . . . . . . . . . . . . . . . . . . . .      6,931
  Trustees fees  . . . . . . . . . . . . . . . . . . . . . . . . .      2,750
  Registration fees. . . . . . . . . . . . . . . . . . . . . . . .      3,423
  Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,718
  Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        320
                                                                      --------
     TOTAL EXPENSES. . . . . . . . . . . . . . . . . . . . . . . .    158,479

     Less expense waiver and reimbursement . . . . . . . . . . . .     39,545
                                                                      --------
     NET EXPENSES ABSORBED BY FUND . . . . . . . . . . . . . . . .    118,934
                                                                      --------

NET INVESTMENT LOSS. . . . . . . . . . . . . . . . . . . . . . . .    (45,564)

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS
   Net realized gain on investment transactions. . . . . . . . . .   1,218,344
   Change in unrealized appreciation
     of investments. . . . . . . . . . . . . . . . . . . . . . . .     829,469
                                                                     ---------
NET GAIN ON INVESTMENTS. . . . . . . . . . . . . . . . . . . . . .   2,047,813
                                                                     ---------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS . . . . . . . . . . . . . . . . . . . . . . . .  $2,002,249
                                                                     ---------
                                                                     ---------

See accompanying notes to financial statements


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               FEDERAL TAX STATUS
                               OF 1995 DIVIDENDS

The income dividend and the short term capital gain dividend are taxable as ordinary income. Income and capital gain dividends paid to you, whether received in cash or reinvested in shares, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations.

Under current tax law, 14.28% of the ordinary income dividends paid by the Fund may qualify for the 70% dividends received deduction available to certain corporate shareholders.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          UNIVERSAL CAPITAL GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION. Universal Capital Investment Trust (the "Trust") is a Massachusetts business trust organized on October 18, 1990. The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. Universal Capital Growth Fund (the "Fund") is the only series of the Trust currently offered, and commenced selling shares of beneficial interest to the public on January 22, 1991 (commencement of operations).

INVESTMENT VALUATION. Investments are stated at value. Investments traded on a securities exchange or in the over-the-counter market are valued at the last current sale price as of the time of valuation or, lacking any current reported sale on that day, at the mean between the most recent bid and asked quotations. Investments for which quotations are not readily available and securities for which the valuation methods described above do not produce a value reflective of the fair value of the securities are valued at a fair value as determined in good faith by the board of trustees or a committee thereof.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date (the day the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS. It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no provision for federal income taxes is required.

Distributions are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

REPURCHASE AGREEMENTS. The fund has a significant portion of its investments in repurchase agreements. All repurchase agreements are fully collateralized by U.S. Treasury securities. All collateral is held through the Fund's custodian bank and is monitored daily by the Fund to ensure that its market value exceeds the carrying value of the repurchase agreement.

2. TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with Integrated Financial Services, Inc. ("Advisor"), the Fund pays an investment advisory fee accrued daily and paid monthly at the annual rate of 1.0% of the first $250 million of the Fund's average daily net assets and .75% of the Fund's average daily net assets in excess of $250 million. During the year ended September 30, 1995, the Fund incurred an investment advisory fee of $59,467.

The agreement provides for the waiver or reimbursement of expenses from the Advisor should the Fund's normal operating expenses exceed the most restrictive applicable state expense limitation. The Advisor also has agreed to limit the Fund's annual operating expenses to 2.0% of average daily net assets through December 31, 1995. During the year ended September 30, 1995, the Advisor waived or reimbursed the Fund for expenses of $39,545.

While serving as Distributor, Dreher & Associates, Inc. ("Distributor") assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 whereby the Fund pays the Distributor an annual service fee of .25% and an annual sales compensation fee of .25%, both accrued daily and paid monthly and based on the Fund's average daily net assets. In return, the Distributor bears all expenses incurred in the distribution and promotion of the Fund's shares. During the year ended September 30, 1995, the Fund incurred distribution fees of $29,734. The Distributor received commissions of $48,040 from sale of the Fund's shares during the year ended September 30, 1995, of which $4,687 was paid to brokers affiliated with the Distributor and the remainder was paid to retail brokers.

Portfolio transactions for the Fund have been executed through the Distributor, consistent with the Fund's policy of obtaining best price and execution. During the year ended September 30, 1995, the Fund paid brokerage commissions to the Distributor on purchases and sales of securities in the amount of $14,032. It is management's opinion that commission rates charged to the Fund by the Distributor are consistent with those charged to comparable unaffiliated customers in similar transactions.

Certain officers or trustees of the Fund are also officers of the Distributor and/or the Advisor. During the year ended September 30, 1995, the Fund made no direct payments to its officers and incurred trustees' fees of $2,750 to its unaffiliated trustees.

3.  INVESTMENTS

Purchases and sales of investments, other than short-term obligations, were $8,813,039 and $8,575,302, respectively, for the year ended September 30, 1995.

The cost basis of investments for federal income tax purposes at September 30, 1995 was $6,883,972. At September 30, 1995, on a tax basis, gross unrealized appreciation was $1,465,132, gross unrealized depreciation was $154,129 and net unrealized appreciation was $1,311,003.

4.  CAPITAL SHARE TRANSACTIONS

The following table summarizes the activity in capital shares of the Fund.


                                  Year                          Year
                                  ended                         ended
                              Sept. 30, 1995                Sept. 30, 1994
                              --------------                --------------

                          Shares          Amount         Shares         Amount
                          ------          ------         ------         ------
Shares sold               103,666       $1,490,399       13,296      $  152,301
Shares issued
on reinvestment
of distributions           22,243         250,009        22,877         251,423
Less shares redeemed      (23,751)       (312,020)      (36,718)       (430,971)
                          --------       ---------      --------      ----------
Net increase (decrease)   102,158       $1,428,388         (545)     $  (27,247)
                          -------        ---------      --------      ----------
                          -------        ---------      --------      ----------

5. ORGANIZATION COSTS

Costs amounting to $45,961 were paid by the Advisor in connection with the organization and initial registration of the Fund. These costs are being amortized over the period between June 1991 (when the Fund reached $2.5 million in total assets) and January 1996.


INVESTMENT ADVISOR
Integrated Financial Services, Inc.
One Oakbrook Terrace, Suite 708
Oakbrook Terrace, Illinois  60181

DISTRIBUTOR
Dreher & Associates, Inc.
One Oakbrook Terrace, Suite 708
Oakbrook Terrace, Illinois 60181

CUSTODIAN
UMB Bank, n.a.
P.O. Box 419226
Kansas City, Missouri  64141

TRANSFER AGENT
Jones & Babson
2440 Pershing Road
Kansas City, Missouri  64108

COUNSEL
Bell, Boyd & Lloyd
Chicago, Illinois

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, Illinois



                              FINANCIAL HIGHLIGHTS

                      Per share income and capital changes
                (for a share outstanding throughout the period).


                                                      Year             Year             Year             Year        Jan. 22, 1991
                                                      ended            ended            ended            ended             to
                                                 Sept. 30, 1995   Sept. 30, 1994   Sept. 30, 1993   Sept. 30, 1992   Sept. 30, 1991
                                                 --------------   --------------   --------------   --------------   --------------
 Net asset value, beginning of period                $ 12.47         $ 12.27          $ 11.38           $ 11.16         $ 10.00


 Income from investment operations:
   Net investment income (loss) (a)                     (.10)           (.13)            (.04)              .11             .07
   Net realized & unrealized gain on investments        4.54             .96             1.39               .37            1.09
                                                        ----             ---             ----               ---            ----
 Total from investment operations                       4.44             .83             1.35               .48            1.16


 Less distribution to shareholders from:
   Net investment income                                 .00             .00              .11               .07             .00
   Realized gains on investments                         .63             .63              .35               .19             .00
                                                         ---             ---              ---               ---             ---
 Total distributions to shareholders                     .63             .63              .46               .26             .00


 Net asset value, end of period                      $ 16.28         $ 12.47          $ 12.27           $ 11.38         $ 11.16
                                                     -------         -------          -------           -------         -------
                                                     -------         -------          -------           -------         -------

 Total return (b)                                      37.9%            7.5%            12.2%              4.3%           11.6%

 Ratio of net expenses to average net assets (a)        2.0%            2.0%             2.0%              2.0%            2.0%*
 Ratio of net investment income (loss) to
   average net assets (a)                              (0.8)%          (1.1)%           (0.4)%             1.2%            1.3%*
 Portfolio turnover rate                              157.6%          188.7%           186.3%            111.3%          126.0%*


 Net assets, end of period (in 000's)                $ 8,149         $ 4,969          $ 4,892           $ 4,715         $ 3,031


(a) After reimbursement and waiver of expenses by the Advisor of .7%, 1.1%, .9%, 1.3% and 1.3*% of average net assets for 1995, 1994, 1993, 1992 and 1991, respectively.
(b) Total return is not annualized and does not reflect the effect of any sales charges.
* Annualized


Note: Per share data for 1995, 1994 and 1993 was determined based on average shares outstanding.

                    DESCRIPTION OF SIX INVESTMENT SELECTIONS


Universal Capital Growth Fund invests in both large and small capitalization companies that have the potential to increase earnings and are either undervalued or fairly valued. Our large capitalization companies typically have demonstrated increasing sales and earnings and may have leadership positions in the markets in which they compete. These are companies like Motorola, Johnson & Johnson, Coca Cola, Pfizer, and Walgreen. Our small capitalization companies may have had recent favorable trends in revenue and earnings growth due to a product or service that offers the opportunity for substantial future growth in a specialized market, companies like Cognex, Chad Therapeutics, and Vicor. Six of our investment selections are described in this section.


Pfizer Inc.                        1991        1992        1993        1994
-----------                        ----        ----        ----        ----
Revenues, billions $               7.0         7.2         7.5         8.3
Earnings per share, $              1.36        1.63        1.84        2.10


Pfizer is a major producer of pharmaceuticals, hospital products, consumer products, animal health lines and specialty chemicals. In the quarter ended June 30, 1995, Pfizer's sales increased 29 percent over the year-ago quarter, while earnings increased 23 percent. The strong growth was driven by six major products that had a combined 57 percent growth in the quarter. These products, which account for 58 percent of Pfizer's total pharmaceutical sales, are the heart drugs Procardia XL and Norvasc, antidepressant Zoloft, antibiotic Zithromax, antifungal agent Diflucan and diabetes-treatment Glucotrol XL. Given Pfizer's $4.5 billion-plus investment in R&D so far in the 1990's, an aging population, and expanding markets in emerging countries, Pfizer appears to be well-positioned for future growth.


American Home Products Corp.       1991        1992        1993        1994
----------------------------       ----        ----        ----        ----
Revenue, billions $                7.1         7.9         8.3         9.0
Earnings per share, $              4.36        4.37        4.73        4.97


American Home Products is a worldwide manufacturer of prescription drugs, medical supplies and food products. Leading products are in the areas of female health care, cardiovascular medicine, infant nutritionals, psychotropic drugs and antibiotics. Important brand names include Advil, Anacin, Ativan, and Robitussin. In November, 1994 American Home Products paid $9.7 billion to purchase American Cyanamid, largely financed with debt. AHP's management has indicated plans to reduce debt by at least $5 billion by the end of 1997, largely through sales of non-core assets, enhanced cash flow, and existing cash. The impetus behind AHP's upside potential is likely to be positive earnings surprises resulting from synergies and cost cutting. American Home is ahead of its 1997 goals for closing facilities and cutting costs associated with the acquisition of American Cyanamid. AHP has already closed 22 of the targeted 25 R&D facilities, 12 of 15 distribution facilities, and 5 of 18 manufacturing plants. The company should meet (and possibly exceed) its expense reduction goals of $250-$300 million in 1995, $450-$500 million in 1996, and $550 to $650 million in 1997. Such expense reductions, earlier than expected, could lead to significant upside earnings in 1996-1997.


Walgreen Co.                       1991        1992        1993        1994
------------                       ----        ----        ----        ----
Revenue, billions $                6.7         7.5         8.3         9.2
Earnings per share, $              1.58        1.78        1.98        2.28



Walgreen Co. is the largest retail drugstore chain (by sales) in the United States. The company currently operates over 1,970 drugstores in 30 states and Puerto Rico. It expects to open 200 new stores in 1995 and expects to operate 3,000 stores in the U.S. by the year 2000. Walgreen continues to experience good same-store sales growth in 1995 and completed its 20th consecutive year of sales and earnings growth. Walgreen introduced a new pharmacy management system that should cut its costs of filling prescriptions. The system integrates all of the functions of the purchase, sales and distribution of prescription drugs and allows better inventory management and quicker identification of sales trends.

Cognex Corporation                1991        1992        1993        1994
------------------                ----        ----        ----        ----
Revenue, millions $               31.5        28.6        43.4        62.5
Earnings per share, $             .54         .35         .63         .87


Founded in 1981 by experts in artificial intelligence from the Massachusetts Institute of Technology, Cognex Corporation makes machine vision systems - or computers that can "see." Machine vision systems are used to replace human vision in a variety of manufacturing processes, automatically gauging, guiding, identifying, and inspecting products. Machine vision systems perform these processes with the accuracy and speed needed to keep pace with even the fastest production lines, resulting in improved productivity, higher quality, and reduced costs for manufacturers. In the electronics and semiconductor industries, vision systems align wafers prior to critical processing steps and guide the placement of tiny electronic devices onto printed circuit boards. Automotive manufacturing plants depend on machine vision systems to measure and gauge airbags, fuses, and dashboard displays to ensure they are assembled properly. In the pharmaceutical and healthcare industries, Cognex machine vision systems inspect products to verify that they are correctly labeled, capped, and safety sealed. Cognex markets its products in three major geographical regions, the U.S., Japan, and Europe, and has recently shown very strong revenue and earnings growth.


Chad Therapeutics, Inc.            1991        1992        1993        1994
-----------------------            ----        ----        ----        ----
Revenue, millions $                1.8         3.2         5.8         9.5
Earnings per share, $             (.03)        .09         .20         .32

Chad Therapeutics makes oxygen conserving devices and portable oxygen systems that are used by pulmonary patients requiring supplementary oxygen. More than 80 percent of the company's sales are portable systems that give increased mobility and quality of life to patients, especially in the growing home health care market. Chad's highly efficient oxygen delivery systems lead to substantial cost savings and more compact, lighter and longer lasting portable systems.


Vicor Corporation                1991        1992        1993       1994
-----------------                ----        ----        ----       ----
Revenue, millions $               56          64          84         115
Earnings per share, $            .57         .55         .70        1.03


Vicor designs, manufactures and markets modular power system components and complete power systems for use in converting electric power from a primary source, such as a wall outlet, into the low voltages required by electronic circuits. Traditionally, power systems have been custom designed to meet the unique requirements of specific products. Power systems have become a limiting factor in the reduction of overall product size because electronic circuits have been continually reduced while power systems have been relatively unchanged in size for the past twenty-five years. Vicor offers alternatives that eliminate the need for custom design and that occupy less space than other systems currently used. Vicor's patented technology operates at higher frequencies, allowing power densities up to five times that of conventional technologies, and at one fifth the size of its competition.







The information and statistics in this "Description of Six Investment Selections" have been obtained from sources we believe reliable including but not limited to the companies' reports, Standard and Poor's and ValueLine. The information is not warranted by us to be accurate or complete. Also, any and all earnings projections and estimates assume certain economic conditions and industry developments that are subject to change. The description of common stocks presented herein is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any security.

                                Exhibit Index


                                                                Sequential
Exhibit                                                             Page
-------                                                         ----------

1.1     (Ex 99.B1A)  Agreement and Declaration of Trust              56

1.2     (Ex 99.B1B)  Amendment No. 1 to Agreement and
                     Declaration of Trust                            83

2.1      (Ex 99.B2)  Bylaws, as amended                              84

4.       (Ex 99.B4)  Form of share certificate of series
                     designated Universal Capital Growth Fund        90

5        (Ex 99.B5)  Investment advisory agreement with Integrated
                     Financial Services, Inc.                        92

6.1     (Ex 99.B6A)  Distribution agreement with Dreher &
                     Associates, Inc.                                99
6.2     (Ex 99.B6B)  Form of selling group agreement                104

8        (Ex 99.B8)  Custody agreement with United Missouri
                     Bank, N.A.                                     109

9.1     (Ex 99.B9A)  Transfer agency agreement with Jones &
                     Babson, Inc.                                   127

9.2     (Ex 99.B9B)  Fund accounting agreement with United Missouri
                     Bank, N.A.                                     138

10      (Ex 99.B10)  Opinion of Goodwin, Procter & Hoar dated
                     January 16, 1991                               148

11      (Ex 99.B11)  Consent of independent auditors                149

13.1   (Ex 99.B13A)  Subscription agreement                         150

13.2   (Ex 99.B13B)  Organizational expense agreement               151

14      (Ex 99.B14)  Universal Capital Investment Trust Individual
                     Retirement Account Prototype Plan,
                     disclosure statement, and application, as
                     amended and restated April 19, 1994            152

15      (Ex 99.B15)  Distribution plan                              175

16      (Ex 99.B16)  Schedule for computation of performance
                     quotations                                     177

17      (Ex 99.B27)  Financial data schedule                        179

18      None

19      (Ex 99B.19)  Account application                            180